UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5225
Oppenheimer Quest for Value Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/29/2010

October 29, 2010

Oppenheimer
Global Allocation Fund*

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Metals & Mining	7.8%
Oil, Gas & Consumable Fuels	3.9
Beverages	2.4
Software	2.3
Capital Markets	2.3
Textiles, Apparel & Luxury Goods	2.1
Pharmaceuticals	2.0
Health Care Equipment & Supplies	2.0
Food & Staples Retailing	1.7
Commercial Banks	1.6
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets.

Top Ten Common Stock Holdings

Impala Platinum Holdings Ltd.	0.8%
Vale SA, Sponsored ADR, Preference	0.7
Autonomy Corp. plc	0.6
Nidec Corp.	0.6
America Movil SAB de CV, ADR, Series L	0.6
Telefonaktiebolaget LM Ericsson, B Shares	0.6
Capita Group plc	0.5
Petroleo Brasileiro SA, Sponsored ADR	0.5
Roche Holding AG	0.5
Aggreko plc	0.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets. For more current Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.

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Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on the total market value of investments.

7  |  OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its 2010 fiscal year, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. Oppenheimer Global Allocation Fund’s Class A shares (without sales charge) returned 16.44% in the midst of a transitional period for the Fund. In August 2010, the Fund changed portfolio managers and shifted from a balanced strategy to a global allocation strategy.2 The portfolio managers seek to achieve the Fund’s investment objective by allocating its assets among equity securities, fixed-income securities, and various other types of investments from all over the world. The Fund performed in line with the U.S. equity market, as measured by the S&P 500 Index, which returned 16.54% during the period. In comparison, the Russell 1000 Index returned 17.67% and the MSCI All Country World Ex. U.S. Index returned 12.62% during the same period. Fixed-income markets in the U.S. also generally produced positive results, as the Barclays Capital U.S. Aggregate Bond Index returned 8.01%.
     In terms of the Fund’s performance for the one-year reporting period, on the equity side, the Fund received positive contributions to return from all market sectors. The strongest performing sectors for the Fund were information technology, industrials and materials. Within information technology, the Fund’s strongest performers were Apple, Inc. and Infosys Technologies Ltd., both of which were exited during the period. In industrials, United Parcel Service, Inc., Navistar International Corp. and Eaton Corp. were the strongest performers. The Fund exited Navistar International Corp. and Eaton Corp. by period end. In materials, following the portfolio management and strategy changes on August 16, 2010, the Fund increased its exposure in gold and special mineral-related stocks to protect against growing concerns over the effect of the Federal Reserve’s purchasing of U.S. Treasury securities in the open market (known as “quantitative easing”). This strategy worked to the Fund’s benefit, as gold stocks performed well for the Fund. In the fertilizers and agricultural chemicals subsector, Monsanto Co. and Potash Corp. of Saskatchewan, Inc. performed well for the Fund during the period. The Fund initiated a position in Monsanto Co. in May of 2010, avoiding the bulk of its declines over the first half of the period. In the time it was held, Monsanto produced positive returns for the Fund. The Fund exited Potash Corp. of Saskatchewan during the period. Although all sectors posted a positive

1.	The Fund’s return has been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index return is calculated through October 31, 2010.

2.	Prior to August 16, 2010, the Fund was sub-advised by Oppenheimer Capital LLC (which is not affiliated with OppenheimerFunds, Inc.).

8  |  OPPENHEIMER GLOBAL ALLOCATION FUND

contribution to return for the Fund, there were a number of equity holdings that lost value for the Fund during the period. The top three detractors included Charles Schwab Corp., Dean Foods Co. and Google, Inc. The Fund exited all three holdings by period end.
     The Fund’s investments in fixed-income holdings also contributed positively to results during the reporting period. Throughout the reporting period, the Fund had significant exposure to U.S. corporate bonds and notes and mortgage obligations, which aided performance. The Fund also received modest contributions from its derivative investment strategies, largely implemented after the portfolio management change. For instance, the Fund had exposure to a number of foreign currency exchange contracts, which contributed slightly to Fund performance during the short time they were held. Likewise, the Fund gained some positive performance from its investments in futures contracts and interest rate contracts. Detracting from performance in the short time they were held by the Fund were a few swap contracts and written options.
     At the end of the reporting period, the portfolio had its largest allocation in common stocks, which accounted for 59.2% of net assets. These investments were divided roughly evenly between U.S. and global stocks. On the global side, the Fund’s holdings were weighted more toward developed markets than emerging markets, since we believed they had better valuations during the period. The Fund ended the period with its largest common stock allocation to the metals and mining industry, followed by exposure to the oil, gas and consumable fuels industry.
     The Fund had its largest fixed-income allocation in high-yield debt at period end, as we saw better value in higher-yielding asset classes due to favorable monetary policy and lower projected default rates versus spreads. The allocation to non-convertible corporate bonds and notes accounted for 13.6% of the Fund’s net assets at period end and was well-diversified across many sectors, with financials and consumer discretionary constituting the largest allocations. The Fund had exposure to senior bank loan investments through its 14% allocation in Oppenheimer Master Loan Fund, LLC. The Fund ended the period with 6.5% of net assets invested in foreign government obligations, with emphasis on emerging market bonds from countries such as Turkey and Brazil, among others. The Fund’s derivative investment strategies were also used during the reporting period to help reduce portfolio risk and enhance possible investment opportunities.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 29, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects

9  |  OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
     On August 16, 2010, the Fund changed certain of its non-fundamental investment policies in connection with a change from a balanced strategy to a global allocation strategy and as a result, the Fund changed its name from Oppenheimer Quest Balanced Fund to Oppenheimer Global Allocation Fund. Prior to August 16, 2010, the Fund was sub-advised by Oppenheimer Capital LLC (an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P.) or an affiliate (none of which are affiliated with OppenheimerFunds, Inc., the Fund’s investment adviser). Performance prior to August 16, 2010 reflects the Fund’s operations prior to the change in the investment advisory arrangement and investment policies.

10  |  OPPENHEIMER GLOBAL ALLOCATION FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index return is calculated through October 31, 2010.

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FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1

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Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index return is calculated through October 31, 2010.

13  |  OPPENHEIMER GLOBAL ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1

14  |  OPPENHEIMER GLOBAL ALLOCATION FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index return is calculated through October 31, 2010.

15  |  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. Prior to August 16, 2010, the Fund was sub-advised by Oppenheimer Capital LLC, an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P., neither of which is affiliated with OppenheimerFunds, Inc., the Fund’s investment adviser.
Class A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 29, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2010	October 29, 2010	October 29, 2010

Actual
Class A	$1,000.00	$1,024.70	$6.89
Class B	1,000.00	1,021.00	10.99
Class C	1,000.00	1,021.50	10.49
Class N	1,000.00	1,023.80	8.05
Class Y	1,000.00	1,026.60	4.91

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.15	6.87
Class B	1,000.00	1,014.11	10.96
Class C	1,000.00	1,014.61	10.45
Class N	1,000.00	1,017.00	8.03
Class Y	1,000.00	1,020.09	4.90
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 29, 2010 are as follows:

Class	Expense Ratios

Class A	1.36%
Class B	2.17
Class C	2.07
Class N	1.59
Class Y	0.97
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18  |  OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS October 29, 2010*

	Shares	Value

Common Stocks—59.2%
Consumer Discretionary—6.9%
Automobiles—0.3%
Bayerische Motoren Werke (BMW) AG	58,911	$4,215,249
Honda Motor Co. Ltd.	24,700	891,672
PT Astra International Tbk	489,000	3,118,657

		8,225,578

Distributors—0.1%
CFAO	65,400	2,906,404
Diversified Consumer Services—0.6%
Ambow Education Holding Ltd., ADR[1]	53,340	641,147
Anhanguera Educacional Participacoes SA	86,200	1,683,138
Benesse Holdings, Inc.	60,400	2,901,031
Dignity plc	240,008	2,524,760
Estacio Participacoes SA	134,800	2,005,787
MegaStudy Co. Ltd.	25,667	4,516,388

		14,272,251

Hotels, Restaurants & Leisure—1.1%
Carnival Corp.	120,800	5,214,936
Ctrip.com International Ltd., ADR[1]	33,100	1,723,517
Jollibee Foods Corp.	852,790	1,754,345
McDonald’s Corp.	102,475	7,969,481
William Hill plc	1,111,040	2,860,917
Yum! Brands, Inc.	112,090	5,555,180

		25,078,376

Household Durables—0.4%
Corporacion GEO SA de CV, Series B1	27,723	88,010
Cyrela Brazil Realty SA Empreendimentos e Participacoes	177,700	2,443,466
MRV Engenharia e Participacoes SA	220,900	2,150,147
SARE Holding SA de CV, Cl. B1	1,218,314	309,808
SEB SA	57,360	5,498,174

		10,489,605
Internet & Catalog Retail—0.2%
B2W Compania Global do Varejo	166,500	3,024,869
DeNA Co. Ltd	36,000	928,156

		3,953,025
19 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Media—0.9%
Grupo Televisa SA, Sponsored GDR	280,940	$6,307,103
Time Warner Cable, Inc.	81,122	4,694,530
Vivendi SA	113,880	3,248,439
Walt Disney Co. (The)	184,570	6,664,823

		20,914,895

Multiline Retail—0.3%
Lojas Americanas SA, Preference	387,900	4,149,798
Pinault-Printemps-Redoute SA	18,200	2,983,980

		7,133,778

Specialty Retail—0.9%
Hennes & Mauritz AB, Cl. B	67,503	2,378,898
Industria de Diseno Textil SA	114,988	9,604,072
Tiffany & Co.	93,721	4,967,213
TJX Cos., Inc. (The)	77,338	3,549,041

		20,499,224

Textiles, Apparel & Luxury Goods—2.1%
Burberry Group plc	610,330	9,965,490
Coach, Inc.	124,008	6,200,400
Compagnie Financiere Richemont SA, Cl. A	99,803	4,977,726
Luxottica Group SpA	136,392	4,030,122
LVMH Moet Hennessy Louis Vuitton SA	50,950	7,984,760
Nike, Inc., Cl. B	86,632	7,055,310
Polo Ralph Lauren Corp., Cl. A	45,343	4,392,830
Swatch Group AG (The), Cl. B	15,084	5,765,045

		50,371,683

Consumer Staples—6.9%
Beverages—2.4%
Anadolu Efes Biracilik ve Malt Sanayii AS	70,338	1,122,976
Anheuser-Busch InBev NV	2,978	187,389
C&C Group plc	1,594,719	7,391,076
Carlsberg AS, Cl. B	32,090	3,509,591
Companhia de Bebidas das Americas, Sponsored ADR, Preference	28,800	4,010,112
Diageo plc	238,710	4,406,389
East African Breweries Ltd.	78,514	206,130
Fomento Economico Mexicano SA de CV, Sponsored ADR	111,320	6,112,581
Fomento Economico Mexicano SA de CV, UBD	870,713	4,787,934
20 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Beverages Continued
Grupo Modelo SA de CV, Series C	716,273	$4,014,099
Heineken NV	41,721	2,114,823
Nigerian Breweries plc	2,195,927	1,107,866
PepsiCo, Inc.	81,377	5,313,918
Pernod-Ricard SA	51,410	4,558,631
SABMiller plc	256,800	8,326,413
Tsingtao Brewery Co. Ltd.	31,000	165,773

		57,335,701

Food & Staples Retailing—1.7%
BIM Birlesik Magazalar AS	81,437	2,787,665
China Resources Enterprise Ltd.	1,096,000	4,645,259
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	14,380	569,592
CVS Caremark Corp.	48,578	1,463,169
Dairy Farm International Holdings Ltd.	107,628	839,498
Magnit	70,044	8,185,405
Shinsegae Department Store Co.	9,379	4,759,306
Shoppers Drug Mart Corp.	121,239	4,612,289
Wal-Mart de Mexico SAB de CV, Series V	1,866,354	5,108,744
Wal-Mart Stores, Inc.	84,780	4,592,533
Woolworths Ltd.	131,224	3,644,111

		41,207,571

Food Products—1.5%
Aryzta AG	91,646	4,065,188
Barry Callebaut AG1	11,050	8,910,294
China Yurun Food Group Ltd.	47,000	182,816
General Mills, Inc.	105,402	3,956,791
Nestle SA	71,934	3,940,087
Nestle SA, Sponsored ADR	49,675	2,724,674
Tingyi Holding Corp. (Cayman Islands)	406,000	1,105,189
Unilever NV, NY Shares	109,314	3,245,533
Unilever plc	218,900	6,310,106

		34,440,678

Household Products—0.7%
Colgate-Palmolive Co.	65,659	5,063,622
Procter & Gamble Co. (The)	58,562	3,722,786
Reckitt Benckiser Group plc	101,190	5,660,401
21 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Household Products Continued
Unilever Indonesia Tbk	1,019,500	$1,990,520

		16,437,329

Personal Products—0.4%
L’Oreal SA	23,990	2,816,736
Natura Cosmeticos SA	202,800	5,796,671

		8,613,407

Tobacco—0.2%
Eastern Tobacco Co.	23,928	497,227
Philip Morris International, Inc.	92,393	5,404,991

		5,902,218

Energy—4.9%
Energy Equipment & Services—1.0%
Halliburton Co.	64,888	2,067,332
Saipem SpA	64,655	2,873,296
Schlumberger Ltd.	89,809	6,276,751
Schoeller-Bleckmann Oilfield Equipment AG	42,546	3,135,480
Technip SA	65,880	5,537,298
Tenaris SA, ADR	113,860	4,717,220

		24,607,377

Oil, Gas & Consumable Fuels—3.9%
Apache Corp.	50,133	5,064,436
BG Group plc	476,020	9,271,284
Cairn Energy plc[1]	519,290	3,211,031
Cameco Corp.	14,380	445,205
Chevron Corp.	70,060	5,787,657
China Shenhua Energy Co. Ltd.	507,500	2,258,829
CNOOC Ltd.	3,601,000	7,517,492
ConocoPhillips	84,140	4,997,916
DNO International ASA[1]	926,000	1,454,632
EOG Resources, Inc.	27,040	2,588,269
Exxon Mobil Corp.	116,230	7,725,808
Marathon Oil Corp.	82,416	2,931,537
Niko Resources Ltd.	21,915	2,090,724
NovaTek OAO, Sponsored GDR[2]	31,100	2,974,715
NovaTek OAO, Sponsored GDR	39,300	3,759,045
22 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Occidental Petroleum Corp.	42,750	$3,361,433
Pacific Rubiales Energy Corp.[1]	76,109	2,426,026
Peabody Energy Corp.	45,470	2,405,363
PetroChina Co. Ltd.	3,066,000	3,769,592
Petroleo Brasileiro SA, Sponsored ADR	377,400	11,771,106
Sino Prosper State Gold Resources Holdings Ltd.[1]	568,000	28,579
Tsakos Energy Navigation Ltd.	74,710	772,501
Tullow Oil plc	209,970	3,986,900
Uranium Energy Corp.[1]	100,910	390,522
Uranium One, Inc.[1]	113,588	464,420

		91,455,022

Financials—6.4%
Capital Markets—2.3%
3i Group plc	413,230	1,983,779
Bank of New York Mellon Corp.	100,254	2,512,365
BinckBank NV	483,311	8,556,439
Collins Stewart plc	1,693,130	2,170,401
Credit Suisse Group AG	137,045	5,661,175
Credit Suisse Group AG, ADR	68,453	2,840,800
Deutsche Bank AG	122,210	7,079,264
Egyptian Financial Group-Hermes Holding SAE	443,609	2,228,512
Goldman Sachs Group, Inc. (The)	17,965	2,891,467
ICAP plc	1,324,590	9,682,700
Swissquote Group Holding SA	38,995	1,842,658
T. Rowe Price Group, Inc.	67,168	3,712,375
Tullett Prebon plc	572,340	3,631,692

		54,793,627

Commercial Banks—1.6%
Bancolombia SA, Sponsored ADR	38,610	2,604,245
Commercial International Bank	398,683	2,994,912
Credicorp Ltd.	18,430	2,319,968
Grupo Financiero Inbursa SA de CV	215,963	933,951
HDFC Bank Ltd., ADR	22,590	3,907,166
ICICI Bank Ltd., Sponsored ADR	152,200	8,002,676
PT Bank Central Asia Tbk	2,234,000	1,749,706
Siam Commercial Bank Public Co. Ltd.	264,400	903,969
Standard Bank Group Ltd.	338,933	4,998,113
23 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks Continued
Turkiye Garanti Bankasi AS	6,764	$41,098
U.S. Bancorp	160,970	3,892,255
Wells Fargo & Co.	243,050	6,338,744

		38,686,803

Consumer Finance—0.2%
American Express Co.	106,030	4,396,004
Diversified Financial Services—1.0%
Bank of America Corp.	148,670	1,700,785
BM&F BOVESPA SA	445,900	3,718,674
Haci Omer Sabanci Holding AS	675,437	3,695,265
Hong Kong Exchanges & Clearing Ltd.	226,900	5,039,357
JPMorgan Chase & Co.	205,740	7,741,996
JSE Ltd.	20,514	231,350

		22,127,427

Insurance—0.7%
AIA Group Ltd.[1]	261,000	776,139
AMP Ltd.	202,589	1,059,699
Chubb Corp.	68,089	3,950,524
Prudential Financial, Inc.	71,616	3,765,569
Prudential plc	435,470	4,399,497
QBE Insurance Group Ltd.	193,300	3,252,972

		17,204,400

Real Estate Management & Development—0.6%
Hang Lung Development Co.	262,500	1,742,380
Hang Lung Properties Ltd.	823,570	4,055,266
Multiplan Empreendimentos Imobiliarios SA	68,300	1,586,289
SM Prime Holdings, Inc.	23,108,000	6,424,260
Solidere, GDR[2]	1,400	25,746

		13,833,941

Health Care—5.1%
Biotechnology—0.6%
CSL Ltd.	244,900	7,875,624
Grifols SA	445,087	7,207,598

		15,083,222
24 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	93,658	$4,767,192
Covidien plc	71,614	2,855,250
DiaSorin SpA	107,159	4,402,753
Essilor International SA	72,990	4,874,195
Mindray Medical International Ltd., ADR	12,100	350,658
Nobel Biocare Holding AG	26,765	442,525
Smith & Nephew plc	327,580	2,881,705
Sonova Holding AG	44,492	5,154,299
Straumann Holding AG	16,506	3,455,349
Stryker Corp.	31,592	1,563,488
Synthes, Inc.	62,195	7,420,043
Terumo Corp.	81,600	4,120,413
William Demant Holding AS1	54,732	4,103,291

		46,391,161

Health Care Providers & Services—0.4%
Diagnosticos da America	137,400	1,668,711
Fleury SA	13,200	169,939
Sonic Healthcare Ltd.	699,800	7,464,954

		9,303,604

Life Sciences Tools & Services—0.1%
BTG plc[1]	551,440	2,138,323
Pharmaceuticals—2.0%
Abbott Laboratories	31,260	1,604,263
Allergan, Inc.	56,200	4,069,442
Bristol-Myers Squibb Co.	146,319	3,935,981
Johnson & Johnson	113,020	7,195,983
Merck & Co., Inc.	204,559	7,421,401
Novo Nordisk AS, Sponsored ADR	47,504	4,978,419
Pfizer, Inc.	218,190	3,796,506
Roche Holding AG	78,251	11,490,544
Sanofi-Aventis SA	25,810	1,802,594
Takeda Pharmaceutical Co. Ltd.	24,900	1,166,559

		47,461,692

Industrials—8.4%
Aerospace & Defense—1.2%
Empresa Brasileira de Aeronautica SA	753,600	5,340,752
Empresa Brasileira de Aeronautica SA, ADR	155,660	4,490,791
25 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Aerospace & Defense Continued
European Aeronautic Defense & Space Co.[1]	244,530	$6,427,298
General Dynamics Corp.	55,190	3,759,543
Raytheon Co.	76,200	3,511,296
United Technologies Corp.	84,391	6,309,915

		29,839,595

Air Freight & Logistics—0.2%
Toll Holdings Ltd.	73,500	446,380
United Parcel Service, Inc., Cl. B	49,650	3,343,431

		3,789,811

Commercial Services & Supplies—0.9%
Aggreko plc	443,680	11,197,218
De La Rue plc	217,840	2,226,989
Prosegur Compania de Seguridad SA	142,385	8,533,310

		21,957,517

Construction & Engineering—0.9%
Impulsora del Desarrollo y el Empleo en America Latina SA de CV1	571,511	741,465
Koninklijke Boskalis Westminster NV	117,678	4,766,148
Leighton Holdings Ltd.	74,000	2,668,349
Maire Tecnimont SpA	1,059,019	4,580,303
Outotec OYJ	54,482	2,543,287
Trevi Finanziaria SpA	418,834	5,561,214

		20,860,766

Electrical Equipment—1.3%
ABB Ltd.[1]	397,776	8,238,072
Alstom	57,780	2,915,980
Ceres Power Holdings plc[1]	828,533	1,085,319
Emerson Electric Co.	70,992	3,897,461
Nidec Corp.	146,700	14,430,509

		30,567,341

Industrial Conglomerates—1.1%
3M Co.	43,949	3,701,385
Enka Insaat ve Sanayi AS	941,702	4,273,040
General Electric Co.	285,536	4,574,287
Koninklijke (Royal) Philips Electronics NV	145,652	4,405,097
Siemens AG	46,767	5,350,454
26 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Industrial Conglomerates Continued
SM Investments Corp.	173,539	$2,198,483
Tyco International Ltd.	69,640	2,665,819

		27,168,565

Machinery—1.0%
Aalberts Industries NV	584,071	10,669,504
Atlas Copco AB, Cl. A	56,723	1,185,471
Cummins, Inc.	20,008	1,762,705
Deere & Co.	53,039	4,073,395
Demag Cranes AG1	39,308	1,968,016
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares[1]	987,520	654,100
Vallourec SA	33,640	3,491,398

		23,804,589

Professional Services—0.8%
Capita Group plc	1,008,883	12,391,181
Experian plc	530,930	6,172,121

		18,563,302

Road & Rail—0.2%
Union Pacific Corp.	48,871	4,285,009
Trading Companies & Distributors—0.7%
Brenntag AG1	52,208	4,830,670
Bunzl plc	837,290	9,914,711
Wolseley plc[1]	51,820	1,380,859

		16,126,240

Transportation Infrastructure—0.1%
DP World Ltd.	5,237,027	3,136,979
Information Technology—8.9%
Communications Equipment—1.2%
High Tech Computer Corp.	339,000	7,649,821
QUALCOMM, Inc.	154,014	6,950,652
Telefonaktiebolaget LM Ericsson, B Shares	1,212,323	13,321,732

		27,922,205

Computers & Peripherals—0.4%
Gemalto NV	118,930	5,416,066
Hewlett-Packard Co.	115,890	4,874,333

		10,290,399
27 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electronic Equipment & Instruments—1.4%
Corning, Inc.	379,979	$6,946,016
Hoya Corp.	240,400	5,591,883
Ibiden Co. Ltd.	36,700	897,998
Keyence Corp.	28,200	6,952,024
Nippon Electric Glass Co. Ltd.	222,000	2,841,994
Omron Corp.	99,300	2,291,803
Phoenix Mecano AG	7,532	4,898,613
Synnex Technology International Corp.	747,000	1,827,157

		32,247,488

Internet Software & Services—1.3%
Baidu, Inc., ADR[1]	16,910	1,860,269
eAccess Ltd.	4,497	3,269,638
NHN Corp.[1]	57,529	10,199,543
Sohu.com, Inc.[1]	31,300	2,331,850
Tencent Holdings Ltd.	106,000	2,436,283
United Internet AG	219,331	3,939,465
Yahoo! Japan Corp.	18,072	6,324,189

		30,361,237

IT Services—0.7%
Accenture plc, Cl. A	92,086	4,117,165
International Business Machines Corp.	55,247	7,933,469
Visa, Inc., Cl. A	48,685	3,805,706

		15,856,340

Office Electronics—0.2%
Canon, Inc.	128,600	5,913,483
Semiconductors & Semiconductor Equipment—1.4%
ARM Holdings plc	495,990	2,911,392
Broadcom Corp., Cl. A	53,204	2,167,531
Epistar Corp.	1,493,000	4,794,531
Intel Corp.	160,667	3,224,587
MediaTek, Inc.	367,000	4,614,242
Taiwan Semiconductor Manufacturing Co. Ltd.	3,106,000	6,369,930
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	496,194	5,413,477
Texas Instruments, Inc.	100,145	2,961,288

		32,456,978
28 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Software—2.3%
Autonomy Corp. plc[1]	629,620	$14,749,783
Aveva Group plc	113,230	2,703,383
Compugroup Medical AG	115,044	1,515,047
Microsoft Corp.	362,925	9,668,322
Nintendo Co. Ltd.	5,500	1,420,065
Oracle Corp.	294,187	8,649,098
Sage Group plc (The)	564,910	2,438,578
SAP AG	89,801	4,666,342
Temenos Group AG1	278,150	9,327,727

		55,138,345

Materials—8.9%
Chemicals—1.0%
E.I. du Pont de Nemours & Co.	106,500	5,035,320
Filtrona plc	1,613,500	6,435,075
Monsanto Co.	25,630	1,522,935
Neo Materials Technologies, Inc.[1]	12,809	74,350
Praxair, Inc.	62,767	5,733,138
Sika AG	2,070	4,101,926

		22,902,744

Construction Materials—0.1%
James Hardie Industries SE, CDI[1]	589,100	3,146,855
Metals & Mining—7.8%
Agnico-Eagle Mines Ltd.[3,4]	66,080	5,127,147
Agnico-Eagle Mines Ltd.[3]	1,777	137,818
Alamos Gold, Inc.	133,899	2,073,012
Allied Nevada Gold Corp.[1]	88,380	2,181,120
Anatolia Minerals Development Ltd.[1]	197,255	1,458,283
Andean Resources Ltd.[1]	385,138	2,382,803
Andina Minerals, Inc.[1]	87,083	119,537
Anglo American plc	171,210	7,977,802
Anglo Platinum Ltd.[1]	47,055	4,655,120
AngloGold Ashanti Ltd., Sponsored ADR[4]	42,620	2,007,828
Antofagasta plc	37,330	790,768
Aquarius Platinum Ltd.	105,890	611,335
ATAC Resources Ltd.[1]	21,554	168,434
Aura Minerals, Inc.[1]	88,799	385,704
Aurizon Mines Ltd.[1]	138,652	927,156
29 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
B2Gold Corp.[1]	144,802	$323,707
Banro Corp.[1,3]	63,150	185,030
Banro Corp.[1,3]	107,706	316,813
Barrick Gold Corp.[4]	88,430	4,252,599
Bear Creek Mining Corp.[1]	70,254	541,422
Bear Creek Mining Corp., Legend Shares[1]	10,688	82,369
Brigus Gold Corp.[1]	5,340	8,430
Canaco Resources, Inc.[1]	121,060	362,029
Centamin Egypt Ltd.[1]	761,188	2,149,447
Centerra Gold, Inc.[4]	102,442	2,044,019
CGA Mining Ltd.[1]	146,154	428,474
China Gold International[1]	131,735	648,406
Claude Resources, Inc.[1]	96,636	154,443
Coeur d’Alene Mines Corp.[1]	49,550	1,021,226
Colossus Minerals, Inc.[1]	118,469	964,107
Companhia de Minas Buenaventura SA, Sponsored ADR[4]	62,570	3,318,713
Corvus Gold, Inc.[1]	23,416	22,500
Detour Gold Corp.[1]	64,741	1,891,003
Duluth Metals Ltd.[1]	232,755	638,998
East Asia Minerals Corp.[1]	157,090	1,078,174
Eastmain Resources, Inc.[1]	49,191	77,652
Eldorado Gold Corp.[3,4]	216,201	3,660,939
Eldorado Gold Corp.[3]	66,730	1,129,739
Eldorado Gold Corp., CDI	57,300	968,770
Equinox Minerals Ltd.[1]	162,980	885,292
European Goldfields Ltd.[1]	74,806	1,010,713
Exeter Resource Corp.[1,3]	47,355	273,943
Exeter Resource Corp.[1,3]	43,690	253,839
Extorre Gold Mines Ltd.[1]	97,581	553,013
Extorre Gold Mines Ltd., Legend Shares[1]	57,078	304,110
First Quantum Minerals Ltd.	4,794	419,798
Franco-Nevada Corp.	95,270	3,286,203
Fronteer Gold, Inc.[1]	69,160	549,130
Gammon Gold, Inc.[1]	150,490	1,027,847
Gold Fields Ltd., Sponsored ADR[4]	12,670	199,806
Gold Resource Corp.	23,060	486,566
Gold Wheaton Gold Corp.[1]	141,228	476,345
Goldcorp, Inc.	90,070	4,016,221
30 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Metals & Mining Continued
Golden Minerals Co.[1,3]	2,200	$57,750
Golden Minerals Co.[1,3]	7,286	186,240
Golden Star Resources Ltd.[1]	30,570	159,881
Great Basin Gold Ltd.[1,3]	2,144	6,012
Great Basin Gold Ltd.[1,3]	223,290	627,445
Greystar Resources Ltd.[1]	80,762	341,293
Guyana Goldfields, Inc.[1]	55,644	603,960
Hana Mining Ltd.[1]	16,738	51,204
Hecla Mining Co.[1]	115,360	794,830
High River Gold Mines Ltd.[1]	222,275	287,678
IAMGOLD Corp.	220,860	4,037,321
Impala Platinum Holdings Ltd.	647,662	18,306,506
International Minerals Corp.[1]	58,398	340,116
International Tower Hill Mines Ltd.[1]	58,361	436,034
International Tower Hill Mines Ltd., Legend Shares[1]	27,675	206,769
Ivanhoe Mines Ltd.[1]	119,120	2,867,218
Jaguar Mining, Inc.[1,3]	100,447	651,000
Jaguar Mining, Inc.[1,3]	54,110	350,092
Katanga Mining Ltd.[1]	33,794	48,377
Keegan Resources, Inc.[1]	24,075	188,134
Kinross Gold Corp.[3]	133,250	2,391,838
Kinross Gold Corp.[3]	294,412	5,297,049
Kirkland Lake Gold, Inc.[1]	49,003	541,008
Lake Shore Gold Corp.[1]	325,974	1,105,863
Lake Shore Gold Corp., Legend Shares[1,2]	93,829	318,314
Lydian International Ltd.[1]	64,209	140,392
Lydian International Ltd., Legend Shares[1]	36,546	79,907
MAG Silver Corp.[1]	73,471	611,598
Medusa Mining Ltd.	79,700	437,154
Mercator Minerals Ltd.[1]	191,390	598,622
Minefinders Corp. Ltd.[1]	80,160	706,210
Minera Andes, Inc.[1]	115,928	223,922
Nevsun Resources Ltd.[1]	97,607	556,032
New Gold, Inc.[1,3]	244,538	1,810,238
New Gold, Inc.[1,3]	50,210	371,554
Newcrest Mining Ltd.	121,730	4,764,841
Newmont Mining Corp.	57,760	3,515,851
Noront Resources Ltd.[1]	132,181	146,450
31 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Northern Dynasty Minerals Ltd.[1]	27,700	$249,854
Northgate Minerals Corp.[1]	74,285	210,495
NovaGold Resources, Inc.[1]	110,050	1,235,862
Osisko Mining Corp.[1]	207,734	2,880,046
Pan American Silver Corp.	43,540	1,389,797
Paramount Gold & Silver Corp.[1]	69,350	117,202
Perseus Mining Ltd.[1]	8,371	24,833
Petra Diamonds Ltd.[1]	50,010	72,722
Petropavlovsk plc	60,650	941,218
Premier Gold Mines Ltd.[1]	156,667	851,000
Quadra FNX Mining Ltd.[1]	25,150	355,094
Queenston Mining, Inc.[1]	48,848	253,843
Rainy River Resources Ltd.[1]	93,416	879,296
Randgold Resources Ltd., ADR	54,330	5,102,674
Real Gold Mining Ltd.[1]	175,500	315,175
Rio Tinto plc	124,170	8,061,966
Romarco Minerals, Inc.[1]	930,521	2,481,633
Royal Gold, Inc.	41,090	2,034,366
Rubicon Minerals Corp.[1]	327,250	1,204,280
Sabina Silver Corp.[1]	82,861	364,787
San Gold Corp.[1]	501,296	1,587,593
Seabridge Gold, Inc.[1,4]	1,280	34,982
SEMAFO, Inc.[1]	152,128	1,825,715
Sherritt International Corp.	33,603	261,272
Silver Lake Resources Ltd.[1]	114,800	262,014
Silver Standard Resources, Inc.[1]	56,060	1,361,137
Silver Wheaton Corp.[1,4]	115,040	3,307,400
Tahoe Resources, Inc.[1]	29,256	286,852
Timmins Gold Corp.[1]	58,749	122,118
US Gold Corp.[1]	134,680	704,376
Vale SA, Sponsored ADR, Preference	545,740	15,679,110
Ventana Gold Corp.[1]	52,687	471,130
Victoria Gold Corp.[1]	197,102	286,019
Yamana Gold, Inc.[3]	162,705	1,789,930
Yamana Gold, Inc.[3]	63,120	693,689
Zhaojin Mining Industry Co. Ltd.	292,000	915,127

		183,795,012
32 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Telecommunication Services—2.0%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	136,560	$3,891,960
BT Group plc	3,210,980	7,908,083
PT Telekomunikasi Indonesia Tbk	2,684,500	2,733,309
Verizon Communications, Inc.	234,243	7,605,870

		22,139,222

Wireless Telecommunication Services—1.1%
America Movil SAB de CV, ADR, Series L	233,790	13,386,815
China Mobile Ltd.	469,500	4,809,821
MTN Group Ltd.	270,467	4,864,931
Philippine Long Distance Telephone Co.	30,800	1,917,304
VimpleCom Ltd., Sponsored ADR[1]	22,980	352,283

		25,331,154

Utilities—0.8%
Electric Utilities—0.3%
NextEra Energy, Inc.	61,738	3,398,060
Progress Energy, Inc.	116,980	5,264,100

		8,662,160

Multi-Utilities—0.5%
PG&E Corp.	82,824	3,960,644
Public Service Enterprise Group, Inc.	103,057	3,333,894
Wisconsin Energy Corp.	66,309	3,948,038

		11,242,576

Total Common Stocks (Cost $1,263,306,996)		1,402,770,238

Preferred Stocks—0.1%
Ally Financial, Inc., 7%, Non-Vtg.[1,2]	2,028	1,802,385
Citigroup Capital XIII, 7.875%, Non-Vtg.[1]	4,042	107,113

Total Preferred Stocks (Cost $1,815,910)		1,909,498

	Units

Rights, Warrants and Certificates—0.0%
ASG Warrant Corp., Strike Price $0.01, 5/15/18[1,2]	1,400	175,175
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[1]	20,343	83,574

Total Rights, Warrants and Certificates (Cost $133,000)		258,749
33 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Mortgage-Backed Obligations—0.2%
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 5.203%, 3/1/36[5]	$614,714		$484,965
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.886%, 5/1/34[5]	677,112		593,017
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.33%, 12/1/36[5]	1,475,690		1,151,698
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, CL. 1A1, 6.25%, 11/1/37	684,238		596,507
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 4.339%, 3/1/36[5]	688,947		609,539
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.161%, 11/1/37[5]	762,447		635,118

Total Mortgage-Backed Obligations (Cost $4,013,044)			4,070,844

Foreign Government Obligations—6.5%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[2]	420,000		445,641
Argentina (Republic of) Bonds:
2.50%, 12/31/38[5]	1,145,000		530,135
Series GDP, 2.724%, 12/15/35[5]	840,000		115,920
Series VII, 7%, 9/12/13	500,000		491,056
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35[5]	1,190,000	EUR	190,800
Argentina (Republic of) Sr. Unsec. Nts., 6.976%, 10/3/15	2,095,000		1,995,837
Argentina (Republic of) Sr. Unsecured Nts., 13.625%, 1/30/14[5]	460,000	ARP	107,714
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37	125,000		165,625
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12	2,925,000	BRR	1,693,354
9.762%, 1/1/17	32,661,000	BRR	17,613,159
10%, 1/1/21	7,502,000	BRR	3,938,782
11.433%, 5/15/45	1,190,000	BRR	1,389,245
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41	375,000		418,125
Colombia (Republic of) Bonds:
7.375%, 9/18/37	310,000		415,400
12%, 10/22/15	2,794,000,000	COP	2,052,032
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	430,000		551,475
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	490,000		562,275
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21	1,920,000,000	COP	1,273,090
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	295,000		369,193
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	4,424,000,000	COP	3,606,860
Dominican Republic Bonds, 7.50%, 5/6/21[2]	540,000		621,000
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20[2]	100,000		108,375
34 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount		Value

Foreign Government Obligations Continued
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.: Continued
6.875%, 4/30/40[2]	$245,000		$275,625
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 9.819%, 3/22/11[6]	5,250,000	EGP	875,424
Series 182, 9.963%, 2/1/11[6]	7,250,000	EGP	1,226,515
Series 364, 10.064%, 7/12/11[6]	3,825,000	EGP	618,995
Series 364, 9.996%, 3/8/11[6]	22,375,000	EGP	3,744,982
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[7,8]	350,000		355,068
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	415,000		476,213
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17	238,100,000	HUF	1,210,563
Series 19/A, 6.50%, 6/24/19	256,490,000	HUF	1,271,496
Indonesia (Republic of) Nts., 6.875%, 1/17/18[2]	1,200,000		1,459,560
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[2]	475,000		643,625
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 5.875%, 3/13/20[2]	210,000		244,650
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	365,000		531,988
Israel (State of) Bonds:
5%, 1/31/20	11,690,000	ILS	3,375,089
6%, 2/28/19	8,340,000	ILS	2,592,591
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	4,104,000,000	KRW	3,839,798
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
4.18%, 12/2/11	2,956,000,000	KRW	2,664,974
Series 1202, 4.12%, 2/2/12	2,220,000,000	KRW	2,002,834
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16	275,000		310,916
7.125%, 4/16/19	440,000		557,599
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11	2,065,000,000	KRW	1,873,189
Panama (Republic of) Bonds:
7.25%, 3/15/15	795,000		965,925
8.875%, 9/30/27	105,000		157,238
9.375%, 4/1/29	105,000		161,700
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	250,000		326,250
Peru (Republic of) Bonds, 7.35%, 7/21/25	1,565,000		2,085,363
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	1,075,000		1,249,688
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21	34,000,000	PHP	841,841
Poland (Republic of) Bonds:
5.25%, 10/25/20	7,160,000	PLZ	2,442,547
Series 0415, 5.50%, 4/25/15	20,370,000	PLZ	7,237,134
Series 1015, 6.25%, 10/24/15	6,080,000	PLZ	2,224,656
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[2]	340,000		376,550
35 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Foreign Government Obligations Continued
South Africa (Republic of) Bonds:
5.50%, 3/9/20	$330,000		$375,375
Series R186, 10.50%, 12/21/26	27,410,000	ZAR	4,773,049
Series R204, 8%, 12/21/18	16,430,000	ZAR	2,389,710
Series R207, 7.25%, 1/15/20	42,200,000	ZAR	5,799,684
Series R208, 6.75%, 3/31/21	12,110,000	ZAR	1,589,911
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20[2]	270,000		281,813
Turkey (Republic of) Bonds:
6.75%, 4/3/18	765,000		929,475
7%, 3/11/19	145,000		178,169
10.50%, 1/15/20[5]	3,330,000	TRY	2,642,154
11%, 8/6/14	8,360,000	TRY	6,469,551
16%, 3/7/12[5]	17,910,000	TRY	13,835,033
Series CPI, 14.047%, 8/14/13[5]	1,090,000	TRY	1,141,978
Turkey (Republic of) Nts., 7.50%, 7/14/17	180,000		224,775
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	475,000		603,250
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40	320,000		380,800
7.25%, 3/5/38	150,000		190,125
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[2]	350,000		355,250
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[2]	1,060,000		1,049,506
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16[2]	175,000		172,813
United Mexican States Bonds:
5.625%, 1/15/17	750,000		871,125
Series M10, 7.75%, 12/14/17	55,820,000	MXN	5,056,258
Series M10, 8%, 12/17/15	10,250,000	MXN	922,442
Series M10, 8.50%, 12/13/18	11,160,000	MXN	1,057,309
Series M20, 10%, 12/5/24	70,280,000	MXN	7,663,753
Series M20, 7.50%, 6/3/27[5]	42,460,000	MXN	3,752,903
United Mexican States Sr. Nts., 5.75%, 10/12/2110	210,000		208,163
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	475,000		631,750
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	310,000		387,500
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	550,000		742,500
Venezuela (Republic of) Bonds:
9%, 5/7/23	1,295,000		895,493
9.25%, 9/15/27	340,000		249,900
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	50,000		32,625
8.50%, 10/8/14	370,000		313,575
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	115,000		78,603
12.75%, 8/23/22	70,000		60,970
36 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Foreign Government Obligations Continued
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	$625,000	$353,125
7.65%, 4/21/25	1,325,000	808,913
9.375%, 1/13/34	370,000	249,010

Total Foreign Government Obligations (Cost $148,684,152)		154,594,017

Non-Convertible Corporate Bonds and Notes—13.6%
Consumer Discretionary—2.6%
Auto Components—0.2%
BorgWarner, Inc., 4.625% Sr. Unsec. Unsub. Nts., 9/15/20	1,150,000	1,202,820
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	1,000,000	1,070,000
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[2]	1,900,000	2,004,500

		4,277,320

Automobiles—0.1%
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	840,000	1,129,274
Ford Motor Co., 7.45% Bonds, 7/16/31	1,200,000	1,368,000

		2,497,274

Diversified Consumer Services—0.0%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	560,000	592,200
Hotels, Restaurants & Leisure—0.9%
Choice Hotels International, Inc., 5.70% Sr. Unsec. Unsub. Nts., 8/28/20	700,000	706,478
DineEquity, Inc., 9.50% Sr. Unsec. Nts., 10/30/18[2]	655,000	700,850
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[2]	1,100,000	1,160,500
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[2]	265,000	258,958
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	3,720,000	3,245,700
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	1,215,000	1,316,276
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	1,900,000	1,809,750
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	206,000	234,202
MGM Mirage, Inc., 6.75% Sr. Unsec. Nts., 4/1/13	2,000,000	1,955,000
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	1,615,000	1,425,238
6.875% Sr. Unsec. Sub. Nts., 2/15/15	454,000	314,395
8% Sr. Sub. Nts., 4/1/12	2,355,000	2,063,569
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,700,000	1,891,250
Snoqualmie Entertainment Authority, 9.125% Sr. Sec. Nts., 2/1/15[2]	105,000	95,550
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	1,600,000	1,736,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts., 8/15/20[2]	1,800,000	1,962,000

		20,875,716
37 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Household Durables—0.1%
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15	$980,000	$929,775
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	575,000	633,702
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 9% Sr. Nts., 4/15/19[2]	760,000	793,250
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12	445,000	485,744

		2,842,471

Leisure Equipment & Products—0.2%
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[2]	3,710,000	3,696,088
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	147,000	159,191
6.125% Sr. Unsec. Nts., 6/15/11	155,000	159,555

		4,014,834

Media—1.0%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[2]	605,000	625,419
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[2]	1,900,000	1,976,000
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[2]	1,700,000	1,827,500
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	550,000	608,876
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	1,100,000	1,233,406
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	560,000	616,700
Entravison Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17[2]	1,200,000	1,291,500
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	1,800,000	1,887,750
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	585,000	649,735
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[7]	1,700,000	1,864,696
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	503,000	583,480
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17	1,420,000	1,526,500
News America, Inc., 5.65% Sr. Nts., 8/15/20	1,000,000	1,164,440
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17[2]	1,100,000	1,171,500
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18[2]	500,000	522,500
Time Warner Cable, Inc., 6.75% Sr. Unsec. Unsub. Nts., 6/15/39	500,000	575,341
Time Warner, Inc., 4.70% Sr. Unsec. Nts., 1/15/21	1,100,000	1,186,195
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[2,9]	2,105,000	2,244,456
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[2]	160,000	168,800
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	700,000	829,226
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	520,000	560,300
Visant Corp., 10% Sr. Sec. Nts., 10/1/17[2]	200,000	213,500
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14	1,800,000	1,719,000

		25,046,820
38 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Multiline Retail—0.1%
Michaels Stores, Inc., 7.75% Sr. Nts., 11/1/18[2]	$505,000	$502,475
Target Corp., 7% Bonds, 1/15/38	710,000	893,730

		1,396,205

Specialty Retail—0.0%
Home Depot, Inc. (The), 5.40% Sr. Unsec. Unsub. Nts., 9/15/40	455,000	445,385
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	235,000	241,510

		686,895

Consumer Staples—0.5%
Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	1,100,000	1,424,741
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	538,000	608,613
Diageo Capital plc, 5.875% Unsec. Unsub. Bonds, 9/30/36	550,000	610,521

		2,643,875

Food & Staples Retailing—0.0%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40[2]	805,000	791,920
Food Products—0.3%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[2]	1,300,000	1,365,000
Archer Daniels Midland Co., 5.375% Nts., 9/15/35	550,000	580,346
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[1,2,9]	1,400,000	1,323,000
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	550,000	672,460
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40	550,000	633,494
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	1,000,000	1,092,500
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[7]	855,000	910,575

		6,577,375

Personal Products—0.0%
NBTY, Inc., 9% Sr. Nts., 10/1/18[2]	100,000	106,750
Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	425,000	587,140
Lorillard Tobacco Co., 6.875% Sr. Unsec. Nts., 5/1/20	550,000	591,246

		1,178,386

Energy—2.0%
Energy Equipment & Services—0.3%
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	1,095,000	1,111,425
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18[2]	1,015,000	1,027,688
39 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy Equipment & Services Continued
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17[4]	$995,000	$1,041,281
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[2]	1,100,000	1,168,750
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15[2]	860,000	915,900
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	865,000	896,353

		6,161,397

Oil, Gas & Consumable Fuels—1.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[2]	100,000	105,750
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	1,055,000	1,126,213
Apache Corp., 5.10% Sr. Unsec. Unsub. Nts., 9/1/40	500,000	501,862
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	1,600,000	1,808,000
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	1,800,000	1,863,000
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15[2]	2,540,000	2,330,450
Berry Petroleum Co.:
6.75% Sr. Unsec. Unsub. Nts., 11/1/20[8]	315,000	326,025
8.25% Sr. Sub. Nts., 11/1/16	1,100,000	1,166,000
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	1,100,000	1,215,500
BreitBurn Energy Partners LP, 8.625% Sr. Unsec. Nts., 10/15/20[2]	960,000	974,400
Brigham Exploration Co., 8.75% Sr. Unsec. Nts., 10/1/18[2]	165,000	179,025
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17	1,200,000	1,206,000
9.875% Sr. Nts., 10/1/20[2]	910,000	962,325
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21[2]	150,000	162,750
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[2]	190,000	201,274
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20	255,000	279,225
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	930,000	1,081,299
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	135,000	137,143
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16[2]	100,000	106,625
7.288% Sr. Sec. Nts., 8/16/37[2]	1,330,000	1,449,700
8.125% Nts., 7/31/14[2]	100,000	114,125
8.146% Sr. Sec. Nts., 4/11/18[2]	105,000	121,931
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[2]	1,015,000	1,263,675
Hess Corp., 5.60% Sr. Unsec. Unsub. Bonds., 2/15/41	550,000	564,177
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[2]	960,000	1,159,584
11.75% Sr. Unsec. Nts., 1/23/15[2]	165,000	205,631
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20[2]	100,000	106,800
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20[2]	1,700,000	1,844,500
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[7,8]	630,000	629,606
40 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuel Continued
Lukoil International Finance BV: Continued
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[2]	$100,000	$103,250
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[2]	115,000	125,063
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75% Sr. Unsec. Nts., 11/1/20[8]	265,000	272,288
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[2]	1,700,000	1,819,000
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	725,000	786,625
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	485,000	531,989
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11	246,000	251,321
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21[2]	375,000	399,375
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38	290,000	324,904
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	445,000	500,094
7.875% Sr. Unsec. Nts., 3/15/19	400,000	507,618
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	295,000	322,199
6% Sr. Unsec. Unsub. Nts., 3/5/20	350,000	396,900
8% Unsec. Unsub. Nts., 5/3/19	190,000	245,119
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[2]	400,000	500,600
PT Adaro Indonesia, 7.625% Nts., 10/22/19[2]	470,000	524,638
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	1,000,000	1,160,000
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,100,000	1,223,750
Regency Energy Partners LP, 6.875% Sr. Unsec. Unsub. Nts., 12/1/18	150,000	157,875
SandRidge Energy, Inc., 9.875% Sr. Unsec. Nts., 5/15/16[2]	1,700,000	1,819,000
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	1,050,000	1,212,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[2]	99,693	105,426
TransCanada PipeLines Ltd., 6.10% Sr. Unsec. Unsub. Nts., 6/1/40	1,050,000	1,176,742
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts., 10/1/18	200,000	215,500
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	1,020,000	1,217,843
Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	1,314,000	1,417,815

		40,510,279

Financials—2.7%
Capital Markets—0.8%
American General Finance, 6.90% Nts., Series J, 12/15/17	1,400,000	1,172,500
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[7]	245,000	293,694
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	1,505,000	1,589,870
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11	220,000	223,025
Discover Bank, 7% Sub. Nts., 4/15/20	1,400,000	1,547,875
41 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Capital Markets Continued
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	$3,000,000	$3,180,078
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[2]	1,600,000	1,620,221
Morgan Stanley, 5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	3,200,000	3,336,506
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[2]	2,000,000	1,820,000
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts., 3/4/20	977,000	1,111,576
Nuveen Investments, Inc., 5.50% Sr. Unsec. Nts., 9/15/15	375,000	320,625
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[2]	1,015,000	1,091,125
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	570,000	586,264

		17,893,359

Commercial Banks—0.7%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[2]	470,000	479,400
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[2]	280,000	284,228
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	545,000	556,844
Banco BMG SA:
9.15% Nts., 1/15/16[7]	335,000	371,850
9.95% Unsec. Unsub. Nts., 11/5/19[2]	135,000	153,731
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20[2]	140,000	147,350
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20[2]	270,000	277,425
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21[2]	250,000	253,438
8.50% Jr. Sub. Perpetual Bonds[2,10]	165,000	197,175
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[2]	115,000	126,500
Barclays Bank plc, 6.278% Perpetual Bonds[10]	1,300,000	1,179,750
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,10]	1,205,000	1,162,825
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	1,900,000	1,900,000
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[5]	2,380,000	2,296,700
HSBK Europe BV, 9.25% Sr. Nts., 10/16/13[2]	1,900,000	2,123,250
ICICI Bank Ltd., 5.50% Sr. Unsec. Nts., 3/25/15[2]	685,000	719,662
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	1,130,000	1,181,170
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec. Unsub. Nts., 8/24/20	1,100,000	1,159,942
Santander U.S. Debt SA Unipersonal, 3.724% Sr. Unsec. Unsub. Nts., 1/20/15[2]	1,100,000	1,119,252
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[2]	425,000	419,688
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[2]	795,000	851,843
VTB Capital SA, 6.465% Sr. Sec. Unsub. Nts., 3/4/15[2]	100,000	104,000
VTB Captial SA, 6.551% Sr. Unsec. Nts., 10/13/20[2]	270,000	273,249
Yapi ve Kredit Bankasi/Unicredit Luxembourg SA, 5.188% Sr. Unsec. Nts., 10/13/15[2]	210,000	215,130

		17,554,402
42 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Consumer Finance—0.1%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	$487,000	$524,101
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[5]	1,150,000	1,164,375
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[2]	805,000	890,531

		2,579,007

Diversified Financial Services—0.4%
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[2]	375,000	403,266
Citigroup, Inc., 6.875% Sr. Unsec. Bonds, 3/5/38	2,200,000	2,452,067
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	1,200,000	1,317,000
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	1,141,000	1,058,278
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	2,850,000	3,048,397
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	2,100,000	2,301,928

		10,580,936

Insurance—0.5%
Aflac, Inc., 6.90% Sr. Unsec. Unsub. Nts., 12/17/39	600,000	652,031
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	1,043,000	1,111,810
Genworth Financial, Inc., 7.70% Sr. Unsec. Unsub. Nts., 6/15/20	1,350,000	1,461,946
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	520,000	554,105
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	164,000	169,957
International Lease Finance Corp.:
8.625% Sr. Nts., 9/15/15[2]	1,700,000	1,916,750
8.75% Sr. Unsec. Unsub. Nts., 3/15/17[2]	505,000	575,700
8.875% Sr. Unsec. Nts., 9/1/17[2]	100,000	114,750
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,800,000	1,683,000
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12	160,000	173,260
PartnerRe Finance B LLC, 5.50% Sr. Unsec. Nts., 6/1/20	542,000	566,726
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	544,000	565,821
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	1,065,000	1,062,614

		10,608,470

Real Estate Investment Trusts—0.1%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	69,000	72,054
BioMed Realty LP, 6.125% Sr. Unsec. Nts., 4/15/20[2]	530,000	577,225
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	83,000	86,174
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	165,000	168,185
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	64,000	66,114
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	555,000	574,446
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	260,000	277,426

		1,821,624
43 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Real Estate Management & Development—0.1%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14	$2,000,000	$1,805,000
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[5,7]	765,000	782,213

		2,587,213

Thrifts & Mortgage Finance—0.0%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	170,000	175,525
Health Care—0.7%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	1,170,000	1,169,086
Health Care Equipment & Supplies—0.1%
Accellent, Inc., 10% Sr. Sub. Nts., 11/1/17[2]	790,000	786,050
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18[2]	355,000	381,625
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[9]	1,000,000	1,120,000
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17[2]	255,000	266,475
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	665,000	666,391

		3,220,541

Health Care Providers & Services—0.5%
DaVita, Inc.:
6.375% Sr. Unsec. Nts., 11/1/18	200,000	205,000
6.625% Sr. Unsec. Nts., 11/1/20	200,000	206,250
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18[2]	1,700,000	1,865,750
HCA, Inc., 6.375% Nts., 1/15/15	1,900,000	1,961,750
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18	505,000	527,725
7.75% Sr. Unsec. Nts., 9/15/22	355,000	375,856
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[2]	1,800,000	1,930,500
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	1,203,000	1,162,448
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	1,200,000	1,222,500
UHS Escrow Corp., 7% Sr. Nts., 10/1/18[2]	100,000	106,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,200,000	1,270,500
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	151,000	152,285

		10,986,564

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17[2]	50,000	52,313
7% Sr. Nts., 10/1/20[2]	50,000	52,625
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[2]	705,000	736,725

		841,663
44 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	$570,000	$594,225
BE Aerospace, Inc.:
6.875% Sr. Nts., 10/1/20	200,000	213,500
8.50% Sr. Unsec. Nts., 7/1/18	330,000	370,425
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[2]	1,700,000	1,746,750
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	1,500,000	1,216,875
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,100,000	1,226,500

		5,368,275

Air Freight & Logistics—0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[2]	265,000	275,600
Airlines—0.1%
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[2]	1,320,000	1,509,750
Building Products—0.1%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[2]	380,000	399,950
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	1,705,000	1,830,744

		2,230,694

Commercial Services & Supplies—0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	450,000	546,317
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	160,000	163,807
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	139,000	145,033
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18[2]	900,000	938,250
9.50% Sr. Unsec. Nts., 10/15/14	670,000	705,175

		2,498,582

Construction & Engineering—0.0%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[2]	165,000	181,913
Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.25% Sr. Unsec. Nts., 10/19/12	500,000	540,067
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15[2]	1,700,000	1,844,500
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	850,000	1,058,062

		3,442,629

Machinery—0.2%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[2]	1,200,000	1,266,000
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	960,000	1,006,800
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	525,000	574,875
45 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Machinery Continued
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	$1,815,000	$1,819,538

		4,667,213

Marine—0.1%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[2]	1,800,000	1,899,000
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17[2]	255,000	258,825
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17[2]	1,100,000	1,179,750

		3,337,575

Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[2]	510,000	534,863
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[2]	1,200,000	1,389,000

		1,923,863

Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	1,190,000	1,182,156
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18[2]	1,825,000	1,888,875
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[2]	200,000	210,000
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23	2,000,000	319,067
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[2]	1,200,000	1,152,000

		4,752,098

Trading Companies & Distributors—0.0%
United Rentals North America, Inc., 8.375% Sr. Unsec. Sub. Nts., 9/15/20	155,000	158,100
Information Technology—0.6%
Communications Equipment—0.0%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	510,000	539,902
Computers & Peripherals—0.1%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15[7]	445,000	451,675
Seagate HDD Cayman, 6.875% Sr. Unsec. Nts., 5/1/20[2]	940,000	963,500

		1,415,175

Electronic Equipment & Instruments—0.0%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts., 7/15/20	1,030,000	1,106,509
Internet Software & Services—0.1%
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[2]	1,700,000	1,683,000
IT Services—0.1%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	735,000	718,463
First Data Corp., 8.875% Sr. Sec. Nts., 8/15/20[2]	1,800,000	1,901,250

		2,619,713
46 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20[2]	$455,000	$484,575
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[2]	900,000	967,500
10.75% Sr. Unsec. Nts., 8/1/20[2]	1,515,000	1,579,388
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14	1,700,000	1,772,250
9.75% Sr. Sec. Nts., 8/1/18[2]	1,100,000	1,205,875

		6,009,588

Software—0.0%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40[2]	1,050,000	1,102,965
Materials—1.2%
Chemicals—0.4%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	1,014,000	1,029,885
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	493,000	570,648
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2]	475,000	521,313
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20[2]	155,000	167,245
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	515,000	588,388
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	910,000	972,563
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	1,320,000	1,423,950
9% Sr. Sec. Nts., 11/15/20[2,8]	455,000	474,338
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15	545,000	562,031
8.625% Sr. Sub. Nts., 3/15/21[2]	100,000	110,125
Momentive Performance Materials, Inc.:
9% Sec. Nts., 1/15/21[2,8]	915,000	951,600
11.50% Sr. Unsec. Sub. Nts., 12/1/16	1,120,000	1,218,000
Rhodia SA, 6.875% Sr. Nts., 9/15/20[2]	955,000	1,008,719

		9,598,805

Construction Materials—0.0%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[2]	255,000	246,713
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[2]	180,000	182,700
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[2]	225,000	244,969

		674,382

Containers & Packaging—0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	545,000	596,775
Berry Plastics Corp., 9.50% Sr. Sec. Nts., 5/15/18	1,800,000	1,773,000
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	523,000	575,221
47 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Containers & Packaging Continued
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	$1,400,000	$1,267,000

		4,211,996

Metals & Mining—0.2%
Alrosa Finance SA, 7.75% Nts., 11/3/20[7,8]	280,000	309,400
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[2]	180,000	200,475
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	930,000	760,275
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	1,000,000	1,132,675
JSC Severstal, 6.70% Nts., 10/25/17[7]	340,000	334,662
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[2]	480,000	537,600
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	1,360,000	1,479,000

		4,754,087

Paper & Forest Products—0.4%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[2]	755,000	809,738
Abitibi-Consolidated Co. of Canada, 8.375% Sr. Unsec. Sub. Nts., 4/1/15[1,11]	765,000	131,963
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[1,2,9]	1,300,000	1,166,750
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[2]	1,900,000	1,843,000
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[2]	1,195,000	1,078,488
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20[2]	180,000	181,800
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	2,115,000	2,040,975
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	2,100,000	2,031,750

		9,284,464

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	1,143,000	1,262,840
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[2]	565,000	524,744
British Telecommunications plc, 9.875% Bonds, 12/15/30	766,000	1,068,213
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	900,000	918,000
8.75% Sr. Unsec. Sub. Nts., 3/15/18	900,000	875,250
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	543,000	621,735
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	1,700,000	1,829,625
11.50% Sr. Unsec. Nts., 2/4/17[1,9]	1,700,000	1,846,625
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[2]	255,000	262,013
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,750,000	1,894,375
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	1,900,000	1,871,500
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	1,800,000	1,912,500
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	1,155,000	1,336,913
48 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount		Value

Diversified Telecommunication Services Continued
Telecom Italia Capital SA, 7.175% Sr. Unsec. Unsub. Nts., 6/18/19	$550,000		$664,366
Telefonica Emisiones SAU, 5.134% Sr. Unsec. Unsub. Nts., 4/27/20	550,000		603,964
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[2]	950,000		960,688
Telus Corp., 8% Nts., 6/1/11	70,000		72,883
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	983,000		1,119,626
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18[2]	435,000		470,888

			20,116,748

Wireless Telecommunication Services—0.3%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	1,000,000		1,177,500
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	1,700,000		1,789,250
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18	1,805,000		1,944,888
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[2]	375,000		437,344
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	1,025,000		1,165,938

			6,514,920

Utilities—0.9%
Electric Utilities—0.5%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	498,000		538,257
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[2]	150,000		179,250
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	1,200,000		891,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[2]	220,000		268,400
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18	2,000,000	ZAR	313,514
10% Nts., Series ES23, 1/25/23	10,000,000	ZAR	1,583,119
Exelon Generation Co. LLC, 6.25% Sr. Unsec. Nts., 10/1/39	550,000		575,103
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	800,000		808,197
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13[4]	105,000		105,919
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	745,000		848,119
Majapahit Holding BV:
7.75% Nts., 10/17/16[2]	490,000		583,100
8% Sr. Unsec. Nts., 8/7/19[2]	200,000		249,250
Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12	576,000		623,630
Ohio Power Co., 5.375% Sr. Unsec. Nts., 10/1/21	1,050,000		1,192,830
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds, 9/30/40[2]	895,000		874,105
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	3,800,000		2,375,000
10.25% Sr. Unsec. Nts., Series B, 11/1/15	170,000		107,950
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	815,000		1,068,397
TGI International Ltd., 9.50% Nts., 10/3/17[2]	330,000		383,213

			13,568,353
49 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Energy Traders—0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[2]	$275,000		$298,640
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[2]	1,800,000		1,894,565
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[2]	1,800,000		1,935,000
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18[2]	505,000		494,900
9.875% Sr. Nts., 10/15/20[2]	505,000		494,900
Power Sector Assets & Liabilities Management Corp., 7.25% Sr. Gtd. Unsec. Nts., 5/27/19[2]	235,000		287,581
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[2]	155,000		175,521
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	1,250,000		1,254,688

			6,835,795

Gas Utilities—0.0%
Florida Gas Transmission Co., 7% Sr. Unsec. Nts., 7/17/12[2]	423,000		457,345
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	560,000		598,620
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	865,000		1,161,142

			1,759,762

Total Non-Convertible Corporate Bonds and Notes (Cost $312,508,557)			322,817,908

Loan Participations—0.1%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 10/19/15[8,9,12]	625,000		375,391
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15[8]	1,582,813		1,722,794

Total Loan Participations (Cost $2,092,352)			2,098,185

Structured Securities—0.8%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 11.50%, 9/18/19	13,875,000,000	IDR	1,949,172
Indonesia (Republic of) Total Return Linked Bonds, 12.80%, 6/17/21	11,025,000,000	IDR	1,693,911
Indonesia (Republic of) Total Return Linked Bonds, Series 15, 10.50%, 8/19/30	44,725,000,000	IDR	6,034,365
Indonesia (Republic of) Total Return Linked Bonds, Series 15, 11%, 9/17/25	13,690,000,000	IDR	1,909,382
Indonesia (Republic of) Total Return Linked Bonds, Series 10, 10.50%, 8/19/30	9,069,000,000	IDR	1,223,603
Indonesia (Republic of) Total Return Linked Bonds, Series 105, 11%, 9/17/25	6,495,000,000	IDR	905,876
Citigroup Funding, Inc.:
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.288%, 10/25/11[5]	345,000		345,022
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[2,5]	5,945,000	UAH	638,620
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[7]	1,960,000,000	COP	1,356,953
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[7]	989,000,000	COP	684,708
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11[6,7]	2,240,000	GHS	1,491,615
50 | OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal
	Amount	Value

Structured Securities Continued
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11[5,7]	$550,000	$385,884
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.[2]	14,000	60,000

Total Structured Securities (Cost $18,119,849)		18,679,111

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—1.1%
KOSPI2 200 Index Put[1]	8/19/11	$187.948	527,853,821	1,651,554
KOSPI2 200 Index Put[1]	8/19/11	188.252	5,255	1,468,389
Standard & Poor’s 500 Index (The) Call[1]	8/18/11	1,145.550	201,650	21,644,846

Total Options Purchased (Cost $3,048,028)				24,764,789

	Shares

Investment Companies—18.4%
iShares MSCI Emerging Markets Index	1,083,874	49,999,108
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%[13,14]	35,934,221	35,934,221
Oppenheimer Master Event-Linked Bond Fund, LLC[13]	1,383,365	15,444,180
Oppenheimer Master Loan Fund, LLC[13]	29,560,905	335,159,362

Total Investment Companies (Cost $426,393,081)		436,536,871

Total Investments, at Value (Cost $2,180,114,969)	100.0%	2,368,500,210
Other Assets Net of Liabilities	0.0	978,211

Net Assets	100.0%	$2,369,478,421

Footnotes to Statement of Investments

*	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP	Argentine Peso
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
KRW	South Korean Won
MXN	Mexican Nuevo Peso
PHP	Philippines Peso
PLZ	Polish Zloty
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand
1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $147,820,169 or 6.24% of the Fund’s net assets as of October 29, 2010.

3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
51 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
4.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Zero coupon bond reflects effective yield on the date of purchase.

7.	Restricted security. The aggregate value of restricted securities as of October 29, 2010 was $10,222,599, which represents 0.43% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Alrosa Finance SA, 7.75% Nts., 11/3/20	10/28/10	$280,000	$309,400	$29,400
Banco BMG SA, 9.15% Nts., 1/15/16	8/20/10	364,109	371,850	7,741
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69	8/20/10	291,365	293,694	2,329
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts.,10/12/15	9/30/10	450,446	451,675	1,229
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17	10/29/10	355,068	355,068	—
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	8/23/10	1,783,780	1,864,696	80,916
JPMorgan Chase & Co., Colombia (Republic of)
Credit Linked Nts., 11%, 7/28/20	8/24/10	1,370,219	1,356,953	(13,266)
JPMorgan Chase & Co., Colombia (Republic of)
Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	700,128	684,708	(15,420)
JSC Severstal, 6.70% Nts., 10/25/17	10/14/10	340,000	334,662	(5,338)
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20	10/29/10	624,210	629,606	5,396
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	9/22/10-9/23/10	909,553	910,575	1,022
Standard Bank Group Ltd., Ghana (Republic of)
Credit Linked Bonds, 10.915%, 3/23/11	9/22/10	1,504,599	1,491,615	(12,984)
Standard Charter Bank, Kenya (Republic of)
Credit Linked Bonds, 14%, 3/9/11	9/23/10	389,354	385,884	(3,470)
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13	9/30/10-10/06/10	778,917	782,213	3,296

		$10,141,748	$10,222,599	$80,851

8.	When-issued security or delayed delivery to be delivered and settled after October 29, 2010. See Note 1 of the accompanying Notes.

9.	Interest or dividend is paid-in-kind, when applicable.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Issue is in default. See Note 1 of the accompanying Notes.

12.	This Senior Loan will settle after October 29, 2010, at which time the interest rate will be determined.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2009	Additions	Reductions	October 29, 2010

OFI Liquid Assets Fund	359,176,575	908,039,664	1,267,216,239	—
Oppenheimer Institutional Money Market Fund, Cl. E	—	555,541,471	519,607,250	35,934,221
Oppenheimer Master Event-Linked Bond Fund, LLC	—	1,383,365	—	1,383,365
Oppenheimer Master Loan Fund, LLC	—	29,560,905	—	29,560,905
52 | OPPENHEIMER GLOBAL ALLOCATION FUND

				Realized
	Value	Income		Gain (Loss)

OFI Liquid Assets Fund	$—	$569,509	[a]	$—
Oppenheimer Institutional Money Market Fund, Cl. E	35,934,221	49,869		—
Oppenheimer Master Event-Linked Bond Fund, LLC	15,444,180	227,738	[b]	232,103	[b]
Oppenheimer Master Loan Fund, LLC	335,159,362	3,764,176	[c]	(46,280)[c]

	$386,537,763	$4,611,292		$185,823

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
14.	Rate shown is the 7-day yield as of October 29, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 29, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$162,024,991	$1,819,828	$—	$163,844,819
Consumer Staples	156,316,591	7,620,313	—	163,936,904
Energy	104,775,315	11,287,084	—	116,062,399
Financials	137,435,077	13,607,125	—	151,042,202
Health Care	116,257,589	4,120,413	—	120,378,002
Industrials	176,105,700	23,994,014	—	200,099,714
Information Technology	170,865,381	39,321,094	—	210,186,475
Materials	195,714,851	14,129,760	—	209,844,611
Telecommunication Services	42,660,555	4,809,821	—	47,470,376
Utilities	19,904,736	—	—	19,904,736
Preferred Stocks	—	1,909,498	—	1,909,498
Rights, Warrants and Certificates	83,574	175,175	—	258,749
Mortgage-Backed Obligations	—	4,070,844	—	4,070,844
Foreign Government Obligations	—	154,594,017	—	154,594,017
Non-Convertible Corporate Bonds and Notes	—	322,817,908	—	322,817,908
Loan Participations	—	2,098,185	—	2,098,185
Structured Securities	—	18,679,111	—	18,679,111
Options Purchased	—	24,764,789	—	24,764,789
Investment Companies	436,536,871	—	—	436,536,871

Total Investments, at Value	1,718,681,231	649,818,979	—	2,368,500,210
53 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Foreign currency exchange contracts	$—	$1,963,469	$—	$1,963,469
Futures margins	1,164,682	—	—	1,164,682
Appreciated swaps, at value	—	27,503	—	27,503

Total Assets	$1,719,845,913	$651,809,951	$—	$2,371,655,864

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,112,777)	$—	$(1,112,777)
Futures margins	(110,846)	—	—	(110,846)
Appreciated options written, at value	(98,932)	—	—	(98,932)
Depreciated options written, at value	(148,841)	(7,476,593)	—	(7,625,434)
Options written, at value	(4,004)	—	—	(4,004)
Depreciated swaps, at value	—	(184,130)	—	(184,130)

Total Liabilities	$(362,623)	$(8,773,500)	$—	$(9,136,123)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of October 29, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	2,465	ARP	3/29/11	$600,614	$5,922	$—
Chinese Renminbi (Yuan) (CNY)	Buy	36,500	CNY	6/7/11	5,539,379	98,359	—
South Korean Won (KRW)	Buy	875,000	KRW	11/29/10	776,604	20,860	—

						125,141	—

Bank Paribas Asia — FGN
Polish Zloty (PLZ)	Buy	9,045	PLZ	11/2/10	3,173,406	237,721	—

Barclay’s Capital:
Canadian Dollar (CAD)	Buy	89	CAD	11/1/10	86,885	354	—
Hungarian Forint (HUF)	Buy	562,000	HUF	11/10/10	2,875,934	377,601	—
Japanese Yen (JPY)	Sell	166,000	JPY	11/2/10	2,062,881	—	114,638

						377,955	114,638

Brown Brothers Harriman:
Brazilian Real (BRR)	Buy	68	BRR	11/1/10-11/3/10	40,133	68	6
British Pound Sterling (GBP)	Buy	3	GBP	11/1/10	5,079	76	—
Colombian Peso (COP)	Sell	108,510	COP	11/3/10	58,993	—	308
Japanese Yen (JPY)	Sell	319,428	JPY	11/1/10	3,969,523	—	58,197
Mexican Nuevo Peso (MXN)	Sell	1,181	MXN	11/1/10	95,603	—	299
Swiss Franc (CHF)	Sell	75	CHF	11/1/10	75,813	—	515

						144	59,325
54 | OPPENHEIMER GLOBAL ALLOCATION FUND

Foreign Currency Exchange Contracts: continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Citigroup:
Danish Krone (DKK)	Sell	1,077	DKK	11/1/10	$201,011	$—	$2,324
Euro (EUR)	Buy	15	EUR	11/2/10	21,488	—	20
Euro (EUR)	Sell	784	EUR	11/2/10	1,091,583	1,002	—
Indonesia Rupiah (IDR)	Buy	21,403,000	IDR	11/22/10	2,386,435	17,536	—
Indonesia Rupiah (IDR)	Sell	8,190,000	IDR	11/22/10	913,185	—	6,710
Mexican Nuevo Peso (MXN)	Buy	28,205	MXN	11/16/10	2,281,763	94,821	—

						113,359	9,054

Citigroup EM:
Colombian Peso (COP)	Sell	1,022,000	COP	11/23/10	555,519	14,793	—
Indonesia Rupiah (IDR)	Sell	2,779,000	IDR	11/22/10	309,859	—	48

						14,793	48

Credit Suisse:
Euro (EUR)	Sell	6,815	EUR	11/10/10	9,484,071	—	696,543
Hungarian Forint (HUF)	Buy	785,000	HUF	11/10/10	4,017,097	370,448	—
New Turkish Lira (TRY)	Sell	7,980	TRY	12/13/10	5,521,360	38,453	—

						408,901	696,543

Deutsche Bank EM
Russian Ruble (RUR)	Buy	158,400	RUR	1/12/11	5,103,251	—	122,833

Goldman Sachs EM:
Brazilian Real (BRR)	Buy	94	BRR	11/3/10-12/2/10	55,102	117	—
Mexican Nuevo Peso (MXN)	Buy	43,370	MXN	11/16/10	3,508,600	12,148	—

						12,265	—

Hong Kong & Shanghai Bank Corp.
Euro (EUR)	Buy	1,650	EUR	11/10/10	2,296,217	30,600	—

HSBC EM
Israeli Shekel (ILS)	Sell	5,920	ILS	1/31/11	1,626,486	—	3,679

JP Morgan Chase:
Hong Kong Dollar (HKD)	Buy	47	HKD	11/1/10	6,070	4	—
Hong Kong Dollar (HKD)	Sell	7,594	HKD	11/1/10	979,721	—	637
Indian Rupee (INR)	Buy	33,000	INR	11/3/10	742,335	32,658	—
Japanese Yen (JPY)	Buy	166,000	JPY	11/2/10	2,062,881	118,498	—
Malaysian Ringgit (MYR)	Buy	12,125	MYR	11/22/10-1/6/11	3,888,685	—	11,797
Philippines Peso (PHP)	Buy	30,000	PHP	1/4/11	694,258	12,594	—

						163,754	12,434

JP Morgan EM:
Argentine Peso (ARP)	Buy	2,465	ARP	3/29/11	600,614	5,922	—
Indian Rupee (INR)	Buy	294,000	INR	11/3/10	6,613,530	416,228	—
Indonesia Rupiah (IDR)	Buy	705,000	IDR	11/22/10	78,608	—	633
Malaysian Ringgit (MYR)	Buy	7,780	MYR	11/30/10	2,495,429	38,613	—
Philippines Peso (PHP)	Buy	122,000	PHP	1/4/11	2,823,314	16,135	—

						476,898	633
55 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Morgan Stanley EM:
Indian Rupee (INR)	Buy	327,000	INR	1/3/11-2/1/11	$7,248,280	$—	$19,628
Indian Rupee (INR)	Sell	327,000	INR	11/3/10	7,355,865	—	7,550

						—	27,178

RBS Greenwich Capital:
Australian Dollar (AUD)	Sell	1,911	AUD	11/1/10	1,871,884	—	19,459
British Pound Sterling (GBP)	Sell	600	GBP	11/1/10	961,189	—	15,654
Euro (EUR)	Buy	71	EUR	11/1/10	98,493	1,087	—
Euro (EUR)	Sell	758	EUR	11/1/10	1,055,019	—	11,640
Polish Zloty (PLZ)	Sell	140	PLZ	11/2/10	49,119	—	3,380

						1,087	50,133

Standard New York Securities, Inc.
South African Rand (ZAR)	Sell	1,890	ZAR	11/1/10	269,807	—	13,831

Standard NY EM:
South African Rand (ZAR)	Buy	1,890	ZAR	11/1/10	269,807	577	—
South African Rand (ZAR)	Sell	4,480	ZAR	2/1/11	630,562	—	1,136

						577	1,136

State Street:
Polish Zloty (PLZ)	Buy	8,905	PLZ	2/2/11	3,102,449	—	1,312
Polish Zloty (PLZ)	Sell	8,905	PLZ	11/2/10	3,124,287	274	—
						274	1,312

Total unrealized appreciation and depreciation						$1,963,469	$1,112,777

Futures Contracts as of October 29, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Sell	124	12/21/10	$16,236,250	$147,200
U.S. Treasury Nts., 2 yr.	Buy	86	12/31/10	18,918,656	68,433
U.S. Treasury Nts., 5 yr.	Sell	59	12/31/10	7,173,109	(87,954)
U.S. Treasury Nts., 10 yr.	Buy	2,722	12/21/10	343,737,563	3,406,969

					$3,534,648

Written Options as of October 29, 2010 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Agnico-Eagle Mines Ltd.	Call	55	$90.00	2/21/11	$8,348	$(11,383)	$(3,035)
Agnico-Eagle Mines Ltd.	Put	28	55.00	2/21/11	2,786	(1,652)	1,134
Alamos Gold, Inc.	Call	55	20.00	4/18/11	5,203	(2,157)	3,046
Alamos Gold, Inc.	Put	27	16.00	4/18/11	3,149	(4,633)	(1,484)
Allied Nevada Gold Corp.	Put	33	21.00	4/18/11	3,753	(1,715)	2,038
AngloGold Ashanti Ltd., Sponsored ADR	Put	31	39.00	1/24/11	4,557	(1,705)	2,852
AngloGold Ashanti Ltd., Sponsored ADR	Call	21	55.00	4/18/11	3,717	(3,297)	420
56 | OPPENHEIMER GLOBAL ALLOCATION FUND

Written Options: continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Dates	Received	Value	(Depreciation)

Barrick Gold Corp.	Call	56	$60.00	4/18/11	$5,638	$(5,096)	$542
Barrick Gold Corp.	Call	28	55.00	4/18/11	4,877	(5,040)	(163)
Barrick Gold Corp.	Put	29	42.00	1/24/11	2,882	(2,668)	214
Barrick Gold Corp.	Put	27	40.00	4/18/11	3,592	(3,672)	(80)
Barrick Gold Corp.	Put	31	44.00	12/20/10	3,388	(2,573)	815
Centerra Gold, Inc.	Call	54	21.00	4/18/11	5,479	(10,060)	(4,581)
Cliffs Natural Resources, Inc.	Put	27	45.00	4/18/11	5,356	(4,752)	604
Coeur d’Alene Mines Corp.	Put	56	17.00	3/21/11	5,409	(5,600)	(191)
Companhia de Minas
Buenaventura SA, Sponsored ADR	Call	33	60.00	3/21/11	4,850	(6,930)	(2,080)
Companhia de Minas
Buenaventura SA, Sponsored ADR	Call	30	50.00	3/21/11	4,254	(18,600)	(14,346)
Detour Gold Corp.	Put	60	27.00	1/24/11	5,666	(7,354)	(1,688)
Detour Gold Corp.	Put	27	25.00	4/18/11	3,727	(3,574)	153
Detour Gold Corp.	Put	28	28.00	12/20/10	3,062	(3,432)	(370)
Detour Gold Corp.	Put	27	27.00	12/20/10	2,464	(2,515)	(51)
Eldorado Gold Corp.	Call	54	20.00	2/21/11	6,120	(3,124)	2,996
Eldorado Gold Corp.	Put	54	16.00	4/18/11	6,252	(7,560)	(1,308)
Eldorado Gold Corp.	Put	29	15.00	4/18/11	3,170	(2,900)	270
Eldorado Gold Corp.	Put	28	16.00	1/24/11	2,884	(2,660)	224
European Goldfields Ltd.	Put	28	12.00	4/18/11	3,628	(3,706)	(78)
European Goldfields Ltd.	Put	27	13.00	1/24/11	3,633	(3,706)	(73)
FMC Corp.	Put	28	55.00	4/18/11	4,693	(2,100)	2,593
Franco-Nevada Corp.	Call	28	38.00	4/18/11	3,488	(3,569)	(81)
Freeport-McMoRan
Copper & Gold, Inc., Cl. B	Put	28	85.00	12/20/10	5,095	(6,160)	(1,065)
Freeport-McMoRan
Copper & Gold, Inc., Cl. B	Put	27	67.50	1/24/11	3,105	(2,160)	945
Fronteer Gold, Inc.	Put	75	7.50	3/21/11	7,424	(6,750)	674
Gold Fields Ltd., Sponsored ADR	Call	28	16.00	4/18/11	2,978	(3,836)	(858)
Ivanhoe Mines Ltd.	Put	56	20.00	1/24/11	5,501	(4,200)	1,301
Ivanhoe Mines Ltd.	Put	56	21.00	1/24/11	5,991	(6,160)	(169)
Kinross Gold Corp.	Put	61	17.00	2/21/11	7,136	(6,954)	182
Kinross Gold Corp.	Put	59	17.50	1/24/11	7,098	(6,726)	372
Newmont Mining Corp.	Put	28	50.00	3/21/11	4,004	(4,004)	—
Newmont Mining Corp.	Put	28	55.00	12/20/10	2,920	(2,576)	344
NovaGold Resources, Inc.	Put	82	9.00	3/21/11	8,906	(4,920)	3,986
Osisko Mining Corp.	Put	29	12.00	4/18/11	3,284	(2,133)	1,151
Randgold Resources Ltd., ADR	Put	28	75.00	3/21/11	4,785	(4,620)	165
Randgold Resources Ltd., ADR	Put	28	90.00	11/22/10	4,399	(5,040)	(641)
Randgold Resources Ltd., ADR	Put	28	85.00	12/20/10	3,871	(4,620)	(749)
Royal Gold, Inc.	Put	27	40.00	4/18/11	3,699	(3,240)	459
Silver Standard Resources, Inc.	Put	55	19.00	3/21/11	5,609	(4,675)	934
Silver Standard Resources, Inc.	Put	53	21.00	1/24/11	5,193	(4,505)	688
Silver Wheaton Corp.	Call	56	31.00	1/24/11	5,935	(9,240)	(3,305)
57 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Silver Wheaton Corp.	Put	55	$22.00	3/21/11	$6,489	$(5,500)	$989
Standard & Poor’s 500 Index (The)	Put	201,650	969.35	8/18/11	—	(7,476,593)	(7,476,593)
US Gold Corp.	Put	83	5.00	5/23/11	6,141	(6,225)	(84)
Yingli Green Energy Holding Co. Ltd., ADR	Put	56	12.50	1/24/11	5,291	(9,800)	(4,509)

					$240,879	$(7,728,370)	$(7,487,491)

Interest Rate Swap Contracts as of October 29, 2010 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Barclays Bank plc	5,620	BRR	BZDI	11.37%	1/3/12	$27,503
Goldman Sachs Group, Inc. (The)	2,800	BRR	BZDI	11.18	1/3/14	(5,267)
Goldman Sachs Group, Inc. (The)	4,920	BRR	BZDI	11.12	1/5/15	(36,076)
Goldman Sachs Group, Inc. (The)	15,920	BRR	BZDI	11.10	1/4/17	(109,506)
Goldman Sachs Group, Inc. (The)	3,790	BRR	BZDI	11.60	1/4/17	(28,963)

Total	33,050	BRR				(152,309)

Six-Month HUF BUBOR Reuters
Goldman Sachs Group, Inc. (The)	270,000	HUF	Six-Month
			HUF BUBOR
			Reuters	6.06	10/5/15	(4,318)

Total Interest Rate Swaps						$(156,627)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
HUF	Hungarian Forint
Abbreviations/Definitions are as follows:

BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of October 29, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Barclays Bank plc	Interest Rate	5,620	BRR	$27,503
Goldman Sachs Group, Inc. (The):
	Interest Rate	27,430	BRR	(179,812)
	Interest Rate	270,000	HUF	(4,318)

				(184,130)

Total Swaps				$(156,627)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
HUF	Hungarian Forint
See accompanying Notes to Financial Statements.
58 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES October 29, 20101

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,798,060,361)	$1,981,962,447
Affiliated companies (cost $382,054,608)	386,537,763

2,368,500,210
Cash	2,495,782
Cash—foreign currencies (cost $85,980)	84,765
Cash used for collateral on futures	4,000,000
Unrealized appreciation on foreign currency exchange contracts	1,963,469
Appreciated swaps, at value (upfront payments $0)	27,503
Receivables and other assets:
Investments sold (including $416,526 sold on a when-issued or delayed delivery basis)	17,912,016
Interest and dividends	12,161,260
Futures margins	1,164,682
Closed foreign currency contracts	325,118
Other	245,958

Total assets	2,408,880,763

Liabilities
Appreciated options written, at value (premiums received $129,023)	98,932
Depreciated options written, at value (premiums received $107,852)	7,625,434
Options written, at value (premiums received $4,004)	4,004
Unrealized depreciation on foreign currency exchange contracts	1,112,777
Depreciated swaps, at value (upfront payments $0)	184,130
Payables and other liabilities:
Investments purchased (including $5,729,135 purchased on a when-issued or delayed delivery basis)	23,108,259
Shares of beneficial interest redeemed	3,874,576
Trustees’ compensation	1,072,729
Foreign capital gains tax	639,089
Transfer and shareholder servicing agent fees	593,926
Distribution and service plan fees	484,596
Shareholder communications	278,977
Closed foreign currency contracts	113,810
Futures margins	110,846
Other	100,257

Total liabilities	39,402,342

Net Assets	$2,369,478,421

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
59 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,582,136
Additional paid-in capital	3,121,649,465
Accumulated net investment income	11,092,912
Accumulated net realized loss on investments and foreign currency transactions	(949,522,341)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	184,676,249

Net Assets	$2,369,478,421

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,623,802,406 and 107,682,792 shares of beneficial interest outstanding)	$15.08
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$16.00
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,242,660 and 18,824,414 shares of beneficial interest outstanding)	$14.73
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $363,252,642 and 24,662,625 shares of beneficial interest outstanding)	$14.73
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,337,814 and 4,665,506 shares of beneficial interest outstanding)	$14.86
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,842,899 and 2,378,276 shares of beneficial interest outstanding)	$15.07
See accompanying Notes to Financial Statements.
60 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended October 29, 20101

Allocation of Income and Expenses from master funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$227,439
Dividends	299
Expenses[3]	(12,983)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	214,755

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	3,758,735
Dividends	5,441
Expenses[4]	(144,367)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	3,619,809

Total allocation of net investment income from master funds	3,834,564

Investment Income
Interest (net of foreign withholding taxes of $53,233)	35,207,209
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $378,383)	23,628,575
Affiliated companies	49,869
Income from investment of securities lending cash collateral, net—affiliated companies	569,509
Other income	91,886

Total investment income	59,547,048

Expenses
Management fees	18,660,448
Distribution and service plan fees:
Class A	3,990,269
Class B	3,085,357
Class C	3,652,950
Class N	356,612
Transfer and shareholder servicing agent fees:
Class A	4,829,540
Class B	1,544,424
Class C	985,297
Class N	219,503
Class Y	75,336
Shareholder communications:
Class A	405,340
Class B	125,486
Class C	76,560
Class N	9,517
Class Y	1,222

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

3.	Net of expense waivers and/or reimbursements of $123.

4.	Net of expense waivers and/or reimbursements of $2,160.
61 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF OPERATIONS Continued

Expenses Continued
Trustees’ compensation	$61,700
Custodian fees and expenses	23,135
Other	245,770

Total expenses	38,348,466
Less waivers and reimbursements of expenses	(619,391)

Net expenses	37,729,075

Net Investment Income	25,652,537

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	275,193,805
Closing and expiration of option contracts written	553
Closing and expiration of futures contracts	997,799
Foreign currency transactions	1,661,578
Swap contracts	(8,371)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	232,103
Oppenheimer Master Loan Fund, LLC	(46,280)

Total net realized gain	278,031,187

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $639,089)	12,047,269
Translation of assets and liabilities denominated in foreign currencies	42,865,900
Futures contracts	3,534,648
Option contracts written	(7,487,491)
Swap contracts	(156,627)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,678)
Oppenheimer Master Loan Fund, LLC	4,485,833

Total net change in unrealized appreciation/depreciation	55,286,854

Net Increase in Net Assets Resulting from Operations	$358,970,578

See accompanying Notes to Financial Statements.
62 | OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2010[1]	2009

Operations
Net investment income	$25,652,537	$27,790,712
Net realized gain (loss)	278,031,187	(396,810,628)
Net change in unrealized appreciation/depreciation	55,286,854	840,396,970

Net increase in net assets resulting from operations	358,970,578	471,377,054

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,319,958)	(22,045,016)
Class B	(239,366)	(3,401,393)
Class C	(609,553)	(3,335,134)
Class N	(378,540)	(976,059)
Class Y	(402,190)	(1,053,561)

	(13,949,607)	(30,811,163)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(192,894,828)	(229,050,508)
Class B	(121,657,081)	(122,768,644)
Class C	(55,221,471)	(73,675,430)
Class N	(15,017,299)	(15,893,913)
Class Y	(5,221,926)	(52,853,459)

	(390,012,605)	(494,241,954)

Net Assets
Total decrease	(44,991,634)	(53,676,063)
Beginning of period	2,414,470,055	2,468,146,118

End of period (including accumulated net investment income of $11,092,912 and $575,228, respectively)	$2,369,478,421	$2,414,470,055

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$13.05	$10.69	$19.18	$18.82	$17.79

Income (loss) from investment operations:
Net investment income[2]	.18	.16	.27	.24	.21
Net realized and unrealized gain (loss)	1.96	2.36	(6.28)	1.05	1.66

Total from investment operations	2.14	2.52	(6.01)	1.29	1.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.16)	(.29)	(.25)	(.23)
Distributions from net realized gain	—	—	(2.19)	(.68)	(.61)

Total dividends and/or distributions to shareholders	(.11)	(.16)	(2.48)	(.93)	(.84)

Net asset value, end of period	$15.08	$13.05	$10.69	$19.18	$18.82

Total Return, at Net Asset Value[3]	16.44%	24.06%	(35.52)%	6.97%	10.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,623,802	$1,584,420	$1,525,472	$2,988,971	$3,058,131

Average net assets (in thousands)	$1,619,840	$1,450,251	$2,364,088	$3,068,226	$3,215,973

Ratios to average net assets:[4]
Net investment income	1.29%[5]	1.44%	1.84%	1.26%	1.13%
Total expenses	1.37%[5,6]	1.48%	1.27%	1.16%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%[5]	1.42%	1.26%	1.14%	1.17%

Portfolio turnover rate	204%[7]	232%[7]	128%[7]	112%	63%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 29, 2010	1.37%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
64 | OPPENHEIMER GLOBAL ALLOCATION FUND

Class B Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$12.77	$10.47	$18.81	$18.46	$17.46

Income (loss) from investment operations:
Net investment income[2]	.06	.08	.15	.09	.06
Net realized and unrealized gain (loss)	1.91	2.32	(6.15)	1.03	1.63

Total from investment operations	1.97	2.40	(6.00)	1.12	1.69

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.10)	(.15)	(.09)	(.08)
Distributions from net realized gain	—	—	(2.19)	(.68)	(.61)

Total dividends and/or distributions to shareholders	(.01)	(.10)	(2.34)	(.77)	(.69)
Net asset value, end of period	$14.73	$12.77	$10.47	$18.81	$18.46

Total Return, at Net Asset Value[3]	15.45%	23.17%	(36.03)%	6.17%	9.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,243	$353,853	$410,268	$1,294,217	$1,847,651

Average net assets (in thousands)	$309,274	$357,111	$765,095	$1,649,062	$2,014,712

Ratios to average net assets:[4]
Net investment income	0.46%[5]	0.71%	1.04%	0.48%	0.35%
Total expenses	2.33%[5,6]	2.44%	2.06%	1.94%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%[5]	2.20%	2.05%	1.92%	1.95%

Portfolio turnover rate	204%[7]	232%[7]	128%[7]	112%	63%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 29, 2010	2.33%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
65 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$12.77	$10.47	$18.81	$18.48	$17.48
Income (loss) from investment operations:
Net investment income[2]	.08	.08	.16	.10	.07
Net realized and unrealized gain (loss)	1.90	2.32	(6.14)	1.02	1.64

Total from investment operations	1.98	2.40	(5.98)	1.12	1.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.10)	(.17)	(.11)	(.10)
Distributions from net realized gain	—	—	(2.19)	(.68)	(.61)

Total dividends and/or distributions to shareholders	(.02)	(.10)	(2.36)	(.79)	(.71)

Net asset value, end of period	$14.73	$12.77	$10.47	$18.81	$18.48

Total Return, at Net Asset Value[3]	15.55%	23.23%	(35.95)%	6.15%	9.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$363,252	$366,167	$373,380	$883,839	$1,022,881

Average net assets (in thousands)	$366,311	$343,726	$621,258	$979,278	$1,122,088

Ratios to average net assets:[4]
Net investment income	0.57%[5]	0.74%	1.10%	0.53%	0.41%
Total expenses	2.08%[5,6]	2.19%	2.00%	1.89%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%[5]	2.14%	1.99%	1.87%	1.89%

Portfolio turnover rate	204%[7]	232%[7]	128%[7]	112%	63%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 29, 2010	2.08%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
66 | OPPENHEIMER GLOBAL ALLOCATION FUND

Class N Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$12.87	$10.54	$18.94	$18.59	$17.58
Income (loss) from investment operations:
Net investment income[2]	.14	.14	.23	.18	.15
Net realized and unrealized gain (loss)	1.93	2.33	(6.20)	1.03	1.64

Total from investment operations	2.07	2.47	(5.97)	1.21	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.14)	(.24)	(.18)	(.17)
Distributions from net realized gain	—	—	(2.19)	(.68)	(.61)

Total dividends and/or distributions to shareholders	(.08)	(.14)	(2.43)	(.86)	(.78)

Net asset value, end of period	$14.86	$12.87	$10.54	$18.94	$18.59

Total Return, at Net Asset Value[3]	16.09%	23.89%	(35.69)%	6.66%	10.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,338	$74,293	$76,475	$171,675	$207,130

Average net assets (in thousands)	$71,783	$70,697	$125,526	$193,216	$215,652

Ratios to average net assets:[4]
Net investment income	1.03%[5]	1.26%	1.57%	0.95%	0.83%
Total expenses	1.61%[5,6]	1.69%	1.53%	1.46%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%[5]	1.62%	1.52%	1.44%	1.48%

Portfolio turnover rate	204%[7]	232%[7]	128%[7]	112%	63%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 29, 2010	1.61%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
67 | OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$13.05	$10.68	$19.18	$18.82	$17.79

Income (loss) from investment operations:
Net investment income[2]	.23	.25	.31	.30	.26
Net realized and unrealized gain (loss)	1.95	2.34	(6.28)	1.04	1.66

Total from investment operations	2.18	2.59	(5.97)	1.34	1.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.22)	(.34)	(.30)	(.28)
Distributions from net realized gain	—	—	(2.19)	(.68)	(.61)

Total dividends and/or distributions to shareholders	(.16)	(.22)	(2.53)	(.98)	(.89)

Net asset value, end of period	$15.07	$13.05	$10.68	$19.18	$18.82

Total Return, at Net Asset Value[3]	16.80%	24.83%	(35.35)%	7.29%	11.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,843	$35,737	$82,551	$227,020	$276,322

Average net assets (in thousands)	$35,361	$42,026	$165,149	$294,643	$276,812

Ratios to average net assets:[4]
Net investment income	1.64%[5]	2.25%	2.12%	1.56%	1.43%
Total expenses	1.01%[5,6]	1.00%	0.98%	0.86%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%[5]	0.85%	0.97%	0.84%	0.87%

Portfolio turnover rate	204%[7]	232%[7]	128%[7]	112%	63%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 29, 2010	1.01%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
68 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Prior to August 16, 2010, the Fund’s name was “Oppenheimer Quest Balanced Fund.” The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Prior to August 16, 2010, the Fund was sub-advised by Oppenheimer Capital, LLC (the “Sub-Adviser”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since October 29, 2010 represents the last day during the Fund’s fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated
69 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee,
70 | OPPENHEIMER GLOBAL ALLOCATION FUND

in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of October 29, 2010 is as follows:

Cost	$131,963
Market Value	$131,963
Market Value as a % of Net Assets	0.01%
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund
71 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of October 29, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$5,729,135
Sold securities	416,526
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share.
72 | OPPENHEIMER GLOBAL ALLOCATION FUND

As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investment in Oppenheimer master funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated
73 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$15,611,407	$—	$942,214,704	$169,076,982
74 | OPPENHEIMER GLOBAL ALLOCATION FUND

1.	As of October 29, 2010, the Fund had $942,214,704 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 29, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$531,741,258
2017	410,473,446

Total	$942,214,704

2.	During the fiscal year ended October 29, 2010, the Fund utilized $277,446,860 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 29, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction
Reduction to	to Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$1,185,246	$1,185,246
The tax character of distributions paid during the years ended October 29, 2010 and October 31, 2009 was as follows:

	Year Ended	Year Ended
	October 29, 2010	October 31, 2009

Distributions paid from:
Ordinary income	$13,949,607	$30,811,163
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,191,824,691
Federal tax cost of other investments	360,248,838

Total federal tax cost	$2,552,073,529

Gross unrealized appreciation	$196,884,565
Gross unrealized depreciation	(27,807,583)

Net unrealized appreciation	$169,076,982

75 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 29, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$16,193
Payments Made to Retired Trustees	93,860
Accumulated Liability as of October 29, 2010	911,457
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian
76 | OPPENHEIMER GLOBAL ALLOCATION FUND

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	12,471,403	$175,242,695	16,033,341	$177,389,924
Dividends and/or distributions reinvested	797,062	11,295,129	1,980,674	20,140,944
Redeemed	(26,959,071)	(379,432,652)	(39,354,575)	(426,581,376)

Net decrease	(13,690,606)	$(192,894,828)	(21,340,560)	$(229,050,508)

Class B
Sold	2,384,336	$32,899,455	3,684,745	$39,010,404
Dividends and/or distributions reinvested	13,304	186,917	287,775	2,798,648
Redeemed	(11,288,241)	(154,743,453)	(15,446,054)	(164,577,696)

Net decrease	(8,890,601)	$(121,657,081)	(11,473,534)	$(122,768,644)

77 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class C
Sold	1,861,991	$25,672,616	2,456,879	$26,335,163
Dividends and/or distributions reinvested	37,292	521,802	289,479	2,814,575
Redeemed	(5,918,733)	(81,415,889)	(9,735,293)	(102,825,168)

Net decrease	(4,019,450)	$(55,221,471)	(6,988,935)	$(73,675,430)

Class N
Sold	958,457	$13,369,397	1,138,476	$12,110,068
Dividends and/or distributions reinvested	25,495	356,856	92,531	919,659
Redeemed	(2,091,777)	(28,743,552)	(2,712,887)	(28,923,640)

Net decrease	(1,107,825)	$(15,017,299)	(1,481,880)	$(15,893,913)

Class Y
Sold	556,094	$7,762,165	693,713	$7,689,991
Dividends and/or distributions reinvested	26,298	371,085	98,159	1,007,919
Redeemed	(942,598)	(13,355,176)	(5,780,145)	(61,551,369)

Net decrease	(360,206)	$(5,221,926)	(4,988,273)	$(52,853,459)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended October 29, 2010, were as follows:

	Purchases	Sales

Investment securities	$3,375,668,682	$3,509,963,886
U.S. government and government agency obligations	1,087,401,868	1,219,003,357
To Be Announced (TBA) mortgage-related securities	125,339,102	124,699,026
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48
78 | OPPENHEIMER GLOBAL ALLOCATION FUND

Sub-Adviser Fees. Prior to August 16, 2010, the Manager retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager, not the Fund, paid the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee was calculated as a percentage of the fee the Fund paid the Manager. The rate was 30% of the advisory fee collected by the Manager based on the net assets of the Fund. For the year ended October 29, 2010, the Manager paid $4,962,545 to the Sub-Adviser for its services to the Fund, which was calculated after any investment management fee waivers (voluntary or otherwise).
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 29, 2010, the Fund paid $7,271,796 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set that rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are
79 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$29,565,101
Class C	31,868,047
Class N	6,126,365
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 29, 2010	$317,958	$1,454	$448,054	$13,270	$936
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the year ended October 29, 2010, the Manager waived fees and/or reimbursed the Fund $155,907 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 29, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$463,484
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors.
80 | OPPENHEIMER GLOBAL ALLOCATION FUND

Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors
81 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 29, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $26,753,144, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $18,452,413 as of October 29, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of October 29, 2010 the Fund has required certain counterparties to post collateral of $270,045.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features
82 | OPPENHEIMER GLOBAL ALLOCATION FUND

are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of October 29, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $623,377 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of October 29, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of October 29, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Appreciated swaps, at value	$27,503
Interest rate contracts				Depreciated swaps, at value	$184,130
Interest rate contracts	Futures margins	1,164,682	*	Futures margins	110,846	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,963,469		Unrealized depreciation on foreign currency exchange contracts	1,112,777
Equity contracts				Appreciated options written, at value	98,932
Equity contracts				Depreciated options written, at value	7,625,434
Equity contracts				Options written, at value	4,004

Equity contracts	Investments, at value	24,764,789	**

Total		$27,920,443			$9,136,123

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
83 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Equity contracts	$(11,286)	$553	$—	$—	$—	$(10,733)
Foreign exchange contracts	—	—	—	(6,332,972)	—	(6,332,972)
Interest rate contracts	—	—	997,799	—	(8,371)	989,428

Total	$(11,286)	$553	$997,799	$(6,332,972)	$(8,371)	$(5,354,277)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives not				liabilities
Accounted for		Option		denominated
as Hedging		contracts	Futures	in foreign	Swap
Instruments	Investments*	written	contracts	currencies	contracts	Total

Equity contracts	$21,716,761	$(7,487,491)	$—	$—	$—	$14,229,270
Foreign exchange
contracts	—	—	—	850,692	—	850,692
Interest rate
contracts	—	—	3,534,648	—	(156,627)	3,378,021

Total	$21,716,761	$(7,487,491)	$3,534,648	$850,692	$(156,627)	$18,457,983

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign
84 | OPPENHEIMER GLOBAL ALLOCATION FUND

securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     During the year ended October 29, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $32,083,656 and $7,873,466, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable
85 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended October 29, 2010, the Fund had an average market value of $62,399,284 and $3,432,210 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
86 | OPPENHEIMER GLOBAL ALLOCATION FUND

     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended October 29, 2010, the Fund had an average market value of $4,005,205 and $239,996 on purchased call options and purchased put options, respectively.
     During the year ended October 29, 2010, the Fund had an average market value of $8,004 and $2,850,077 on written call options and written put options, respectively.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 29, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of October 31, 2009	—	$—	—	$—
Options written	498	60,887	203,309	197,763
Options closed or expired	—	—	(92)	(17,771)

Options outstanding as of October 29, 2010	498	$60,887	203,217	$179,992

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related
87 | OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     For the year ended October 29, 2010, the Fund had average notional amounts of $6,289,021 on interest rate swaps which receive a fixed rate.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of October 29, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could
88 | OPPENHEIMER GLOBAL ALLOCATION FUND

experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand
     As of October 29, 2010, the Fund had no securities on loan.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     In March 2010, what is claimed to be a derivative action on behalf of the Trust was filed in federal district court against the Distributor and several of the Trust’s current and retired Trustees. The suit alleges that asset-based payments made under the Fund’s 12b-1 Plans or by the Distributor to broker dealers with respect to shares of the Trust (including shares of the Fund) held in accounts of the broker-dealers for their customers are impermissible.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
The plaintiffs seek termination of such payments, restitution and unspecified damages from the Trust’s Trustees, other equitable relief and an award of attorneys’ fees and litigation expenses.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Allocation Fund, formerly Oppenheimer Quest Balanced Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 29, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 29, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund as of October 29, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
December 16, 2010
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FEDERAL INCOME TAX IN FORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended October 29, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 55.69% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 29, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,545,361 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 29, 2010, the maximum amount allowable but not less than $14,293,984 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and any sub-adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement and any sub-advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the services of the Manager and the former sub-adviser Oppenheimer Capital LLC (the “Sub-Adviser”), (ii) the investment performance of the Fund and the Manager and Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager. The services of the Sub-Adviser terminated on August 14, 2010.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the key personnel who provide such services. The Manager’s duties include, and, until August 14, 2010, the Sub-Adviser’s duties included, providing the Fund with the services of the portfolio managers and the investment team, to provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is, and the Sub-Adviser previously was, responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements
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BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued
required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the portfolio managers for the Fund under the terminated Sub-Advisory arrangement, that of Arthur Steinmetz, who began managing the Fund on August 16, 2010 and that of George Evans and Krishna Memani who were to join the management team of the Fund on October 6, 2010. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Manager and Sub-Adviser provided information on the investment performance of the Fund and the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds. The Board noted that the Fund’s one-year and ten-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, had paid the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mixed-asset target allocation growth funds with comparable asset levels
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and distribution features. The Board noted that effective October 1, 2008 through June 30, 2009 (the “waiver period”), the Manager had voluntarily reduced its advisory fee rate by 0.10% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance as of the end of a calendar quarter increased from the fifth quintile of the Fund’s Lipper peer group to the fourth quintile and by 0.05% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance as of the end of a calendar quarter was in the third quintile of the Fund’s Lipper peer group at which point the advisory fee reduction was terminated. The Board noted that the Fund’s contractual and actual management fees and its total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including fee paid to the former Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and the former Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about Oppenheimer Funds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2009) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Evans, Memani, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President and Portfolio Manager (since 2010) Age: 52	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

George Evans, Vice President and Portfolio Manager (since 2010) Age: 51	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and an officer of 4 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President and Portfolio Manager (since 2010) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.
Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.
100 | OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following:
HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
101 | OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND
A Series of Oppenheimer Quest For Value Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
102 | OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
103 | OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
104 | OPPENHEIMER GLOBAL ALLOCATION FUND

October 29, 2010

Oppenheimer

Quest Opportunity Value Fund℠

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	9.4%
Biotechnology	5.7
Chemicals	5.2
Communications Equipment	4.4
Oil, Gas & Consumable Fuels	3.9
Internet Software & Services	3.9
Insurance	3.4
Media	2.7
Pharmaceuticals	2.4
Diversified Financial Services	2.2
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	4.7%
Mosaic Co. (The)	3.6
Chevron Corp.	2.9
Jupiter Telecommunications Co. Ltd.	2.7
QUALCOMM, Inc.	2.5
Merck & Co., Inc.	2.4
Google, Inc., Cl. A	2.4
JPMorgan Chase & Co.	2.2
Oracle Corp.	2.2
Nestle SA	2.1
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets. For more current Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on the total market value of investments.
7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its 2010 fiscal year, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. Oppenheimer Quest Opportunity Value Fund’s Class A shares (without sales charge) generated a 12-month total return of 6.34% during the reporting period. In comparison, the S&P 500 Index returned 16.54%. Fixed-income markets in the U.S. also generally produced positive returns, as the Barclays Capital U.S. Aggregate Bond Index returned 8.01%. The Fund’s underperformance versus the S&P 500 Index was primarily due to a defensive positioning meant to help shield the Fund in the event of a sudden market downturn.
     Throughout this period, we believed that prices of many assets, including bonds in general and many stocks, were artificially inflated by the federal fiscal and monetary policies meant to spur economic recovery. Company fundamentals, though improving, generally did not justify the gains occurring in the equity and fixed income markets. Concerned about what would happen once those programs ceased and the economy had to be carried forward primarily by the private sector, we pared our equity exposure to approximately 50% of the Fund’s assets and invested the balance in cash equivalents rather than bonds. With money markets yielding less than 1%, the cash exposure was the most significant detractor from the Fund’s relative performance. However, as we anticipated, it also reduced the Fund’s volatility during the spring and summer, when markets reacted negatively to the termination of certain stimulus programs.
     With regard to the Fund’s equity portfolio, we focused on high-quality companies whose fundamentals we felt were best suited to thrive in a slow-growth economic environment. Further, where we felt most confident of a stock’s potential, we created the largest positions. Making the strongest positive contributions were Potash Corp. of Saskatchewan, Inc., one of the world’s largest fertilizer enterprises, and The Mosaic Co., which is among the world’s biggest suppliers of phosphate and potash. Following two years of subpar global crop production, demand for fertilizer and crop nutrients escalated during the reporting period as countries sought to rebuild grain and animal-feed supplies. Other strong contributors included two companies whose stocks received public tender offers at premiums to their then-current prices: Genzyme Corp., a biotechnology company that develops treatments for rare inherited diseases, and Jupiter Telecommunications

1.	The Fund’s return has been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through October 31, 2010.
8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Co. Ltd., a Japanese telecommunications-services provider. Short positions in individual stocks collectively contributed to the Fund’s positive total return as well. The most productive short position involved leisure-boat manufacturer Brunswick Corp. As investors bid up Brunswick’s stock price in anticipation of higher sales, we shorted the stock in the belief that due to the difficulties consumers still faced in obtaining financing, the market was being overly optimistic.
     Detractors from performance within the equity component had a relatively small impact on the Fund’s underperformance. They included the Fund’s investments in video game developers THQ, Inc. and Take-Two Interactive Software, Inc., which are in an industry that was highly volatile in late 2009 and that has experienced weakened consumer demand. On a relative basis, exposure to high-quality financial services companies also detracted from Fund performance. During the equity market rallies before spring and in late summer, fundamentally solid, multi-line financial enterprises like JPMorgan Chase & Co. and MetLife, Inc. posted gains, though not as quickly as their sector in general. Nonetheless, we maintained our positions, in the belief that, given the potential for another market correction in a matter of months, a focus on quality was still warranted.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 29, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. Indices cannot be purchased directly by investors. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the index.
9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through October 31, 2010.
11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through October 31, 2010.
13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through October 31, 2010.
14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 29, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2010	October 29, 2010	October 29, 2010

Actual
Class A	$1,000.00	$1,009.70	$6.99
Class B	1,000.00	1,005.40	11.57
Class C	1,000.00	1,006.20	10.76
Class N	1,000.00	1,008.40	8.60
Class Y	1,000.00	1,011.90	5.23

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.00	7.02
Class B	1,000.00	1,013.46	11.61
Class C	1,000.00	1,014.26	10.80
Class N	1,000.00	1,016.40	8.63
Class Y	1,000.00	1,019.75	5.25
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 29, 2010 are as follows:

Class	Expense Ratios

Class A	1.39%
Class B	2.30
Class C	2.14
Class N	1.71
Class Y	1.04
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS October 29, 2010*

	Shares	Value

Common Stocks—56.9%
Consumer Discretionary—2.7%
Media—2.7%
Jupiter
Telecommunications Co. Ltd.	41,755	$45,195,234
Consumer Staples—5.3%
Food & Staples Retailing—1.3%
CVS Caremark Corp.[1]	338,400	10,192,608
Walgreen Co.[1]	324,100	10,980,508

		21,173,116

Food Products—2.1%
Nestle SA	649,310	35,565,072
Tobacco—1.9%
Altria Group, Inc.[1]	441,900	11,233,098
Lorillard, Inc.[1]	231,200	19,730,608

		30,963,706

Energy—5.5%
Energy Equipment & Services—1.6%
Halliburton Co.[1]	425,100	13,543,686
Schlumberger Ltd.[1]	175,600	12,272,684

		25,816,370

Oil, Gas & Consumable Fuels—3.9%
Chevron Corp.[1]	589,000	48,657,290
CONSOL Energy, Inc.	449,100	16,508,916

		65,166,206

Financials—6.2%
Capital Markets—0.6%
Bond Street Holdings LLC, Cl. A2,3	495,000	10,147,500
Diversified Financial Services—2.2%
JPMorgan Chase & Co.[1]	973,100	36,617,753
Insurance—3.4%
Assurant, Inc.	301,700	11,929,218
Everest Re Group Ltd.	188,900	15,920,492
MetLife, Inc.[1]	694,700	28,017,251

		55,866,961

Health Care—8.7%
Biotechnology—5.7%
Amgen, Inc.[1,3]	497,900	28,474,901
Genzyme Corp. (General Division)[1,3]	342,616	24,712,892
Gilead Sciences, Inc.[3]	771,760	30,615,719
Vanda Pharmaceuticals, Inc.[3,4]	1,535,078	11,221,420

		95,024,932

Health Care Providers & Services—0.6%
Aetna, Inc.	360,500	10,764,530
Pharmaceuticals—2.4%
Merck & Co., Inc.[1]	1,095,124	39,731,099
Industrials—2.7%
Aerospace & Defense—0.1%
AerCap Holdings NV3	77,700	1,003,107
Industrial Conglomerates—1.3%
Tyco International Ltd.	557,000	21,321,960
Machinery—1.2%
Navistar International Corp.[1,3]	420,970	20,282,335
Trading Companies & Distributors—0.1%
Aircastle Ltd.	249,060	2,293,843
Information Technology—19.7%
Communications Equipment—4.4%
QUALCOMM, Inc.[1]	920,900	41,560,217
Research in Motion Ltd.[1,3]	541,300	30,827,035

		72,387,252

Computers & Peripherals—1.1%
Dell, Inc.[1,3]	1,291,800	18,576,084
18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Shares	Value

Internet Software & Services—3.9%
eBay, Inc. [1,3]	849,800	$25,332,538
Google, Inc., Cl. A1,3	64,300	39,415,257

		64,747,795

IT Services—0.9%
MasterCard, Inc., Cl. A1	63,900	15,339,834
Software—9.4%
Microsoft Corp.	667,000	17,768,880
Oracle Corp.[1]	1,245,200	36,608,880
Take-Two Interactive Software, Inc.[3,4]	7,372,043	78,585,978
THQ, Inc.[3,4]	5,939,700	23,758,800

		156,722,538

Materials—5.2%
Chemicals—5.2%
Celanese Corp., Series A1	334,250	11,916,013
Mosaic Co. (The)	810,760	59,315,200
Potash Corp. of Saskatchewan, Inc.[1]	110,050	15,967,155

		87,198,368

Utilities—0.9%
Electric Utilities—0.9%
Edison International, Inc.[1]	411,500	15,184,350

Total Common Stocks (Cost $907,765,968)		947,089,945

Preferred Stocks—1.1%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost $11,432,750)	15,600	18,557,916

	Principal
	Amount	Value

Mortgage-Backed Obligations—0.1%
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.868%, 4/1/34[5] (Cost $1,512,055)	$1,766,937	$1,791,669

Convertible Corporate Bonds and Notes—0.4%
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14[4] (Cost $4,611,000)	4,611,000	5,694,585

	Shares

Investment Company—47.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%[4,6] (Cost $787,669,229)	787,669,229	787,669,229

Total Investments, at Value (Cost $1,712,991,002)	105.8%	1,760,803,344
Liabilities in Excess of Other Assets	(5.8)	(95,854,803)

Net Assets	100.0%	$1,664,948,541

19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

*	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying notes.

1.	All or a portion of the security position was segregated by the Fund comprising a total segregated amount of $555,174,076, which represented 587.36% of the market value of securities sold short. See Note 1 of the accompanying Notes.

2.	Restricted security. The aggregate value of restricted securities as of October 29, 2010 was $10,147,500, which represents 0.61% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Bond Street Holdings LLC, Cl. A	11/4/09	$9,900,000	$10,147,500	$247,500

3.	Non-income producing security.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/			Shares/
	Principal Amount	Gross	Gross	Principal Amount
	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	959,381,207	546,050,900	717,762,878	787,669,229
Take-Two Interactive Software, Inc.	7,372,043	—	—	7,372,043
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	4,611,000	—	—	4,611,000
THQ, Inc.	5,939,700	—	—	5,939,700
Vanda Pharmaceuticals, Inc.	491,410	1,043,668	—	1,535,078

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$787,669,229	$2,021,811
Take-Two Interactive Software, Inc.	78,585,978	—
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	5,694,585	201,728
THQ, Inc.	23,758,800	—
Vanda Pharmaceuticals, Inc.	11,221,420	—

	$906,930,012	$2,223,539

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Rate shown is the 7-day yield as of October 29, 2010.

	Shares
	Sold Short	Value

Investment Company Security Sold Short—(5.7)%
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1 (Proceeds $89,648,316)	(797,700)	$(94,519,473)
20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 29, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$45,195,234	$—	$—	$45,195,234
Consumer Staples	87,701,894	—	—	87,701,894
Energy	90,982,576	—	—	90,982,576
Financials	92,484,714	10,147,500	—	102,632,214
Health Care	145,520,561	—	—	145,520,561
Industrials	44,901,245	—	—	44,901,245
Information Technology	327,773,503	—	—	327,773,503
Materials	87,198,368	—	—	87,198,368
Utilities	15,184,350	—	—	15,184,350
Preferred Stocks	18,557,916	—	—	18,557,916
Mortgage-Backed Obligations	—	1,791,669	—	1,791,669
Convertible Corporate Bonds and Notes	—	5,694,585	—	5,694,585
Investment Company	787,669,229	—	—	787,669,229

Total Assets	$1,743,169,590	$17,633,754	$—	$1,760,803,344

Liabilities Table
Other Financial Instruments:
Investment Company Security Sold Short	$(94,519,473)	$—	$—	$(94,519,473)

Total Liabilities	$(94,519,473)	$—	$—	$(94,519,473)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 29, 20101

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $701,731,278)	$853,873,332
Affiliated companies (cost $1,011,259,724)	906,930,012

1,760,803,344

Cash	1,210,581

Receivables and other assets:
Interest and dividends	932,538
Shares of beneficial interest sold	774,164
Investments sold	513,092
Other	113,189

Total assets	1,764,346,908

Liabilities
Short positions, at value (proceeds of $89,648,316)—see accompanying statement of investments	94,519,473

Payables and other liabilities:
Shares of beneficial interest redeemed	3,616,374
Transfer and shareholder servicing agent fees	356,863
Distribution and service plan fees	353,269
Trustees’ compensation	317,878
Shareholder communications	164,112
Other	70,398

Total liabilities	99,398,367

Net Assets	$1,664,948,541

Composition of Net Assets
Par value of shares of beneficial interest	$649,557

Additional paid-in capital	1,589,633,000

Accumulated net investment loss	(252,429)

Accumulated net realized gain on investments and foreign currency transactions	31,977,228

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	42,941,185

Net Assets	$1,664,948,541

22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,229,919,807 and 47,281,185 shares of beneficial interest outstanding)	$26.01
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.60

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,208,991 and 3,751,092 shares of beneficial interest outstanding)	$24.32

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $247,138,292 and 10,183,982 shares of beneficial interest outstanding)	$24.27

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,236,787 and 1,824,904 shares of beneficial interest outstanding)	$25.34

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $50,444,664 and 1,914,571 shares of beneficial interest outstanding)	$26.35

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 29, 20101

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $215,923)	$14,042,541
Affiliated companies	2,021,811

Interest:
Unaffiliated companies	116,152
Affiliated companies	201,728

Other income	42,533

Total investment income	16,424,765

Expenses
Management fees	14,369,091

Distribution and service plan fees:
Class A	3,199,786
Class B	982,371
Class C	2,594,444
Class N	215,240

Transfer and shareholder servicing agent fees:
Class A	2,945,545
Class B	437,087
Class C	580,897
Class N	135,023
Class Y	79,473

Shareholder communications:
Class A	262,518
Class B	50,583
Class C	54,524
Class N	5,989
Class Y	3,752

Dividends on short sales	924,617

Financing expense from short sales	791,035

Trustees’ compensation	44,095

Custodian fees and expenses	13,835

Other	242,989

Total expenses	27,932,894
Less waivers and reimbursements of expenses	(953,561)

Net expenses	26,979,333

Net Investment Loss	(10,554,568)
24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$52,236,133
Foreign currency transactions	843,627
Short positions	(4,306,647)
Swap contracts	(896,762)

Net realized gain	47,876,351

Net change in unrealized appreciation/depreciation on:
Investments	64,161,306
Translation of assets and liabilities denominated in foreign currencies	3,424,490
Short positions	(4,871,157)
Swap contracts	842,884

Net change in unrealized appreciation/depreciation	63,557,523

Net Increase in Net Assets Resulting from Operations	$100,879,306

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2010[1]	2009

Operations
Net investment loss	$(10,554,568)	$(4,541,535)

Net realized gain	47,876,351	33,680,574

Net change in unrealized appreciation/depreciation	63,557,523	130,877,756

Net increase in net assets resulting from operations	100,879,306	160,016,795

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	—	(37,139,643)
Class B	—	(3,281,094)
Class C	—	(5,457,436)
Class N	—	(689,343)
Class Y	—	(692,406)

	—	(47,259,922)

Tax return of capital distribution:
Class A	—	(2,675,865)
Class B	—	(236,399)
Class C	—	(393,202)
Class N	—	(49,666)
Class Y	—	(49,887)

	—	(3,405,019)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(188,185,801)	202,835,014
Class B	(21,157,794)	11,334,544
Class C	(18,994,964)	100,874,668
Class N	7,455,433	16,514,695
Class Y	9,600,234	15,665,365

	(211,282,892)	347,224,286

Net Assets
Total increase (decrease)	(110,403,586)	456,576,140

Beginning of period	1,775,352,127	1,318,775,987

End of period (including accumulated net investment income (loss) of $(252,429) and $526,990, respectively)	$1,664,948,541	$1,775,352,127

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.46	$23.15	$34.21	$30.15	$32.58

Income (loss) from investment operations:
Net investment income (loss)[2]	(.11)	(.03)	.26	.51	.36
Net realized and unrealized gain (loss)	1.66	2.19	(5.63)	5.17	1.67

Total from investment operations	1.55	2.16	(5.37)	5.68	2.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(3.43)	(.39)	(.24)
Distributions from net realized gain	—	(.79)	(2.26)	(1.23)	(4.22)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	—	(.85)	(5.69)	(1.62)	(4.46)

Net asset value, end of period	$26.01	$24.46	$23.15	$34.21	$30.15

Total Return, at Net Asset Value[3]	6.34%	9.94%	(18.62)%	19.65%	7.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,229,920	$1,340,846	$1,052,971	$1,164,793	$1,146,503

Average net assets (in thousands)	$1,297,058	$1,206,192	$1,166,299	$1,142,058	$1,238,504

Ratios to average net assets:[4]
Net investment income (loss)	(0.44)%	(0.13)%	0.93%	1.61%	1.22%
Total expenses[5]	1.43%	1.48%	1.56%	1.40%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.43%	1.52%	1.37%	1.43%

Portfolio turnover rate	58%	117%	135%	51%	66%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%
Year Ended October 31, 2008	1.60%
Year Ended October 31, 2007	1.43%
Year Ended October 31, 2006	1.43%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.07	$22.08	$32.82	$28.97	$31.44

Income (loss) from investment operations:
Net investment income (loss)[2]	(.31)	(.23)	.06	.26	.13
Net realized and unrealized gain (loss)	1.56	2.07	(5.39)	4.97	1.62

Total from investment operations	1.25	1.84	(5.33)	5.23	1.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(3.15)	(.15)	—
Distributions from net realized gain	—	(.79)	(2.26)	(1.23)	(4.22)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	—	(.85)	(5.41)	(1.38)	(4.22)

Net asset value, end of period	$24.32	$23.07	$22.08	$32.82	$28.97

Total Return, at Net Asset Value[3]	5.42%	8.93%	(19.23)%	18.74%	6.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,209	$107,366	$90,923	$136,745	$159,147

Average net assets (in thousands)	$98,421	$97,044	$113,810	$146,748	$178,815

Ratios to average net assets:[4]
Net investment income (loss)	(1.34)%	(1.04)%	0.21%	0.84%	0.47%
Total expenses[5]	2.43%	2.49%	2.31%	2.17%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.29%	2.34%	2.27%	2.14%	2.18%

Portfolio turnover rate	58%	117%	135%	51%	66%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%
Year Ended October 31, 2008	2.35%
Year Ended October 31, 2007	2.20%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class C Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$22.99	$21.98	$32.73	$28.91	$31.38

Income (loss) from investment operations:
Net investment income (loss)[2]	(.28)	(.20)	.04	.26	.13
Net realized and unrealized gain (loss)	1.56	2.06	(5.35)	4.96	1.62

Total from investment operations	1.28	1.86	(5.31)	5.22	1.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(3.18)	(.17)	—
Distributions from net realized gain	—	(.79)	(2.26)	(1.23)	(4.22)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	—	(.85)	(5.44)	(1.40)	(4.22)

Net asset value, end of period	$24.27	$22.99	$21.98	$32.73	$28.91

Total Return, at Net Asset Value[3]	5.57%	9.07%	(19.21)%	18.73%	6.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$247,138	$253,051	$138,331	$140,022	$141,981

Average net assets (in thousands)	$259,581	$194,014	$139,228	$139,758	$154,404

Ratios to average net assets:[4]
Net investment income (loss)	(1.20)%	(0.93)%	0.15%	0.85%	0.47%
Total expenses[5]	2.18%	2.24%	2.32%	2.16%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.19%	2.28%	2.13%	2.18%

Portfolio turnover rate	58%	117%	135%	51%	66%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%
Year Ended October 31, 2008	2.36%
Year Ended October 31, 2007	2.19%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.91	$22.72	$33.68	$29.68	$32.12

Income (loss) from investment operations:
Net investment income (loss)[2]	(.19)	(.12)	.17	.40	.25
Net realized and unrealized gain (loss)	1.62	2.16	(5.54)	5.10	1.66

Total from investment operations	1.43	2.04	(5.37)	5.50	1.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(3.33)	(.27)	(.13)
Distributions from net realized gain	—	(.79)	(2.26)	(1.23)	(4.22)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	—	(.85)	(5.59)	(1.50)	(4.35)

Net asset value, end of period	$25.34	$23.91	$22.72	$33.68	$29.68

Total Return, at Net Asset Value[3]	5.98%	9.58%	(18.89)%	19.26%	6.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,237	$36,363	$17,858	$22,007	$21,431

Average net assets (in thousands)	$43,184	$25,939	$20,349	$21,086	$24,755

Ratios to average net assets:[4]
Net investment income (loss)	(0.79)%	(0.52)%	0.62%	1.28%	0.87%
Total expenses[5]	1.77%	1.83%	1.90%	1.73%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.77%	1.84%	1.70%	1.77%

Portfolio turnover rate	58%	117%	135%	51%	66%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.94%
Year Ended October 31, 2007	1.76%
Year Ended October 31, 2006	1.77%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class Y Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.70	$23.30	$34.39	$30.28	$32.70

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.02	.30	.56	.41
Net realized and unrealized gain (loss)	1.69	2.23	(5.65)	5.20	1.69

Total from investment operations	1.65	2.25	(5.35)	5.76	2.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(3.48)	(.42)	(.30)
Distributions from net realized gain	—	(.79)	(2.26)	(1.23)	(4.22)
Tax return of capital distribution	—	(.06)	—	—	—

Total dividends and/or distributions to shareholders	—	(.85)	(5.74)	(1.65)	(4.52)

Net asset value, end of period	$26.35	$24.70	$23.30	$34.39	$30.28

Total Return, at Net Asset Value[3]	6.68%	10.27%	(18.45)%	19.85%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,445	$37,726	$18,693	$14,784	$17,806

Average net assets (in thousands)	$50,667	$32,544	$17,505	$15,189	$23,687

Ratios to average net assets:[4]
Net investment income (loss)	(0.14)%	0.10%	1.08%	1.77%	1.39%
Total expenses[5]	1.11%	1.18%	1.35%	1.25%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.13%	1.31%	1.21%	1.23%

Portfolio turnover rate	58%	117%	135%	51%	66%

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%
Year Ended October 31, 2008	1.39%
Year Ended October 31, 2007	1.28%
Year Ended October 31, 2006	1.24%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since October 29, 2010 represents the last day during the Fund’s fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
32 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
33 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on
34 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the year ended October 29, 2010, the Fund paid federal excise tax of $47. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$32,203,140	$169,405	$42,947,533

1.	The Fund had $169,405 of straddle losses which were deferred.

2.	During the fiscal year ended October 29, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
35 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for October 29, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Increase to	Net Investment	Net Realized Gain
Paid-in Capital	Loss	on Investments[4]

$2,495,067	$9,775,149	$12,270,216

4.	$5,498,433, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended October 29, 2010 and October 31, 2009 was as follows:

	Year Ended	Year Ended
	October 29, 2010	October 31, 2009

Distributions paid from:
Long-term capital gain	$—	$47,259,922
Return of capital	—	3,405,019

Total	$—	$50,664,941

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,712,984,654
Federal tax cost of other investments	(89,648,316)

Total federal tax cost	$1,623,336,338

Gross unrealized appreciation	$159,697,149
Gross unrealized depreciation	(116,749,616)

Net unrealized appreciation	$42,947,533

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 29, 2010,
36 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$11,038
Payments Made to Retired Trustees	25,657
Accumulated Liability as of October 29, 2010	250,841
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
37 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	7,476,605	$187,300,668	23,033,501	$523,254,303
Dividends and/or distributions reinvested	—	—	1,781,870	37,472,511
Redeemed	(15,007,941)	(375,486,469)	(15,483,088)	(357,891,800)

Net increase (decrease)	(7,531,336)	$(188,185,801)	9,332,283	$202,835,014

Class B
Sold	792,166	$18,654,401	2,191,634	$47,246,180
Dividends and/or distributions reinvested	—	—	170,972	3,417,734
Redeemed	(1,694,268)	(39,812,195)	(1,826,791)	(39,329,370)

Net increase (decrease)	(902,102)	$(21,157,794)	535,815	$11,334,544

Class C
Sold	2,415,024	$56,790,606	6,565,531	$141,453,239
Dividends and/or distributions reinvested	—	—	262,839	5,227,877
Redeemed	(3,236,652)	(75,785,570)	(2,117,167)	(45,806,448)

Net increase (decrease)	(821,628)	$(18,994,964)	4,711,203	$100,874,668

38 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class N
Sold	925,101	$22,613,260	1,165,657	$26,317,259
Dividends and/or distributions reinvested	—	—	35,102	723,452
Redeemed	(621,312)	(15,157,827)	(465,551)	(10,526,016)

Net increase	303,789	$7,455,433	735,208	$16,514,695

Class Y
Sold	1,761,695	$44,544,714	1,368,332	$31,308,819
Dividends and/or distributions reinvested	—	—	34,930	739,822
Redeemed	(1,374,651)	(34,944,480)	(677,949)	(16,383,276)

Net increase	387,044	$9,600,234	725,313	$15,665,365

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 29, 2010, were as follows:

	Purchases	Sales

Investment securities	$637,211,382	$506,659,791
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 29, 2010, the Fund paid $4,079,648 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
39 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class C	$10,877,197
Class N	993,458
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
40 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 29, 2010	$451,865	$1,974	$180,114	$58,321	$2,689
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 29, 2010, the Manager waived fees and/or reimbursed the Fund $860,759 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 29, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$92,109
Class N	693
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
41 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
42 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted for as	Foreign currency
Hedging Instruments	transactions	Swap contracts	Total

Credit contracts	$—	$(896,762)	$(896,762)
Foreign exchange contracts	115,196	—	115,196

Total	$115,196	$(896,762)	$(781,566)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
	Translation of
Derivatives Not	assets and liabilities
Accounted for as	denominated in
Hedging Instruments	foreign currencies	Swap contracts	Total

Credit contracts	$—	$842,884	$842,884
Foreign exchange contracts	(3,596)	—	(3,596)

Total	$(3,596)	$842,884	$839,288

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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     During the year ended October 29, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy of $293,321.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of October 29, 2010, the Fund held no outstanding forward contracts.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely,
44 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
45 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     For the year ended October 29, 2010, the Fund had average notional amounts of $769,231 on credit default swaps to buy protection.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk. As of October 29, 2010, the Fund had no such credit default swaps outstanding.
6. Restricted Securities
As of October 29, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They
46 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     In March 2010, what is claimed to be a derivative action on behalf of the Trust was filed in federal district court against the Distributor and several of the Trust’s current and retired Trustees. The suit alleges that asset-based payments made under the Fund’s 12b-1 Plans or by the Distributor to broker dealers with respect to shares of the Trust (including shares of the Fund) held in accounts of the broker-dealers for their customers are impermissible. The plaintiffs seek termination of such payments, restitution and unspecified damages from the Trust’s Trustees, other equitable relief and an award of attorneys’ fees and litigation expenses.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
47 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 29, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 29, 2010, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 29, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2010
48 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
49 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the
50 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds. The Board noted that the Fund’s three-year performance was better than its peer group median and its five-year performance was equal to its peer group median although its one-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were higher than its peer group median and average.
51 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
52 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
53 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
54 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2009) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
55 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital
56 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2004) Age: 43	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.
57 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
58 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUNDSM
A Series of Oppenheimer Quest For Value Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
59 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
60 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
61 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

October 29, 2010

Oppenheimer

Small- & Mid- Cap Value Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Insurance	7.8%
Oil, Gas & Consumable Fuels	6.3
Commercial Banks	5.5
Machinery	5.5
Electric Utilities	4.6
Chemicals	3.8
Electronic Equipment & Instruments	3.4
Health Care Providers & Services	3.4
Capital Markets	3.1
Real Estate Investment Trusts	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets.

Top Ten Common Stock Holdings

Everest Re Group Ltd.	2.5%
CMS Energy Corp.	2.3
WABCO Holdings, Inc.	2.2
Goodrich Corp.	2.1
Celanese Corp., Series A	2.0
Navistar International Corp.	1.9
Hospira, Inc.	1.8
Intrepid Potash, Inc.	1.7
NV Energy, Inc.	1.7
Noble Energy, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
6  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 29, 2010, and are based on the total market value of common stocks.
7  | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its 2010 fiscal year, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. During the reporting period, Oppenheimer Small- & Mid- Cap Value Fund’s Class A shares (without sales charge) produced a total return of 20.90%. On a relative basis, the Fund underperformed the Russell 2500 Value Index (the “Index”), which returned 26.88%. The Fund’s relative under-performance can be attributed to an underweight position in small-cap stocks, which outperformed mid-cap stocks over the period, and weaker stock selection compared to the Index in a few sectors.
     Laggards for the Fund within the consumer staples sector included Molson Coors Brewing Co. and The Kroger Co. Molson Coors, a beer brewing company, declined as a result of lower consumption volumes and pricing pressures. Kroger, a retail supermarket chain, lagged due to a highly competitive marketplace as well as concerns over pricing pressures. Within financials, the majority of the Fund’s relative underperformance stemmed from its underweight position in Real Estate Investment Trusts (REITS), which performed well for the Index during the period. In addition, Investment Technology Group, Inc. (ITG), a provider of electronic trading services, detracted from results. ITG underperformed as a result of lower trading volumes and we exited our position by period end.
     In the information technology sector, TeleTech Holdings, Inc. and Electronic Arts, Inc. detracted the most from the Fund’s performance. TeleTech Holdings, a provider of technology-enabled business process outsourcing solutions, underperformed as call center volumes decreased during the period. We believe in TeleTech’s business fundamentals and maintained our position at period end. Electronic Arts, a developer, marketer, publisher and distributor of video games declined due to lackluster video game demand and execution issues. We continue to hold the stock as we believe it’s currently undervalued. Within the energy sector, Range Resources Corp., an independent oil and gas company, was adversely impacted by the volatility within the commodities markets during the period and was the primary detractor to Fund performance. We exited our position.
     The Fund’s best performing sectors relative to the Index were health care, telecommunication services and industrials. In health care, Biovail Corp. and DaVita, Inc. added to

1.     The Fund’s return has been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
8  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

performance. Biovail Corp., a specialty pharmaceutical company, outperformed as a result of its merger with Valeant Pharmaceuticals International, Inc. We trimmed the position to a degree during the period but continue to maintain a position in Valeant. DaVita, a provider of dialysis treatments for patients with chronic kidney failure, produced strong results as the company appeared to be less impacted by government regulatory changes than other health care companies. Within the telecommunication services sector, NII Holdings, Inc. was the top contributor to performance. The company, which provides mobile communication services in Latin America, benefited from improving economic conditions within the region in addition to investors’ increased appetite to invest abroad.
     In industrials, the Fund performed especially well in the machinery subsector, with contributions from overweight positions in WABCO Holdings, Inc. and Navistar International Corp. Both of these stocks were among the Fund’s top holdings at period end. The Fund also had some notable successes within the consumer discretionary sector, including Mohawk Industries, Inc. and Phillips/Van Heusen Corp. Mohawk Industries, a flooring company, performed well as economic conditions improved. Apparel company Phillips/Van Heusen produced favorable results due to improved consumer spending and an international expansion.
     Looking forward, we remain focused on our research driven, bottom-up stock selection process in our pursuit of what we believe are good investment opportunities within the small- and mid -cap ranges of the market. Accordingly, we will continue to search for companies across all market sectors that, in our view, offer strong earnings prospects, accomplished management teams and are trading at attractive valuations. We remain confident that our investment process is working to the benefit of our shareholders and believe it will continue to yield strong results over the long term.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 29, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on October 24, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
9  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 Value Index is a broad-based measure of small- and mid-cap value stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the indices.
10  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.     The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
11  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.     The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
13  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
14  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.

1.     The Fund’s returns have been calculated through October 29, 2010, the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2010.
15  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 29, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2010	October 29, 2010	October 29, 2010

Actual
Class A	$1,000.00	$1,011.00	$6.44
Class B	1,000.00	1,006.80	10.46
Class C	1,000.00	1,007.20	10.26
Class N	1,000.00	1,009.90	7.65
Class Y	1,000.00	1,012.50	4.88

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.55	6.46
Class B	1,000.00	1,014.56	10.50
Class C	1,000.00	1,014.76	10.30
Class N	1,000.00	1,017.35	7.67
Class Y	1,000.00	1,020.09	4.90
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 29, 2010 are as follows:

Class	Expense Ratios

Class A	1.28%
Class B	2.08
Class C	2.04
Class N	1.52
Class Y	0.97
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18  |  OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS October 29, 2010*

	Shares	Value

Common Stocks—94.3%
Consumer Discretionary—13.8%
Auto Components—2.3%
Goodyear Tire & Rubber Co. (The)[1]	1,800,000	$18,396,000
Lear Corp.[1]	400,000	35,360,000

		53,756,000

Hotels, Restaurants & Leisure—2.9%
Bally Technologies, Inc.[1]	800,000	28,864,000
Brinker International, Inc.	925,000	17,149,500
Pinnacle Entertainment, Inc.[1]	1,800,000	23,040,000

		69,053,500

Household Durables—1.2%
Mohawk Industries, Inc.[1]	500,000	28,670,000
Leisure Equipment & Products—1.6%
Mattel, Inc.	1,600,000	37,328,000
Media—1.5%
Cablevision Systems Corp. New York Group, Cl. A	1,350,000	36,099,000
Specialty Retail—3.0%
Abercrombie & Fitch Co., Cl. A	300,000	12,858,000
Bed Bath & Beyond, Inc.[1]	550,000	24,145,000
Children’s Place Retail Stores, Inc.[1]	500,000	22,030,000
Talbots, Inc. (The)[1]	1,200,000	11,736,000

		70,769,000

Textiles, Apparel & Luxury Goods—1.3%
Phillips/Van Heusen Corp.	500,000	30,670,000
Consumer Staples—5.0%
Beverages—1.0%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	500,000	23,615,000
Food & Staples Retailing—1.0%
Kroger Co. (The)	1,100,000	24,200,000
Food Products—2.0%
Chiquita Brands International, Inc.[1]	1,400,000	18,578,000
ConAgra Foods, Inc.	900,000	20,241,000
Dole Food Co., Inc.[1]	1,000,000	9,220,000

		48,039,000

Household Products—1.0%
Energizer Holdings, Inc.[1]	300,000	22,434,000
Energy—8.2%
Energy Equipment & Services—1.9%
Ensco plc, Sponsored ADR	500,000	23,170,000
Tidewater, Inc.	500,000	23,065,000

		46,235,000
Oil, Gas & Consumable Fuels—6.3%
Bill Barrett Corp.[1]	950,000	35,862,500
CONSOL Energy, Inc.	600,000	22,056,000
EQT Corp.	650,000	24,336,000
Noble Energy, Inc.	500,000	40,740,000
Ultra Petroleum Corp.[1]	600,000	24,690,000

		147,684,500

Financials—20.3%
Capital Markets—3.1%
Affiliated Managers Group, Inc.[1]	250,000	21,402,500
E*TRADE Financial Corp.[1]	800,000	11,440,000
Fifth Street Finance Corp.	1,500,000	17,700,000
Invesco Ltd.	1,050,000	24,150,000

		74,692,500

Commercial Banks—5.5%
CIT Group, Inc.[1]	800,000	34,664,000
Comerica, Inc.	1,000,000	35,780,000
Fifth Third Bancorp	2,500,000	31,400,000
KeyCorp	3,500,000	28,665,000

		130,509,000
19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance—7.8%
ACE Ltd.	600,000	$35,652,000
Aon Corp.	650,000	25,837,500
Assurant, Inc.	1,000,000	39,540,000
Everest Re Group Ltd.	700,000	58,996,000
Genworth Financial, Inc., Cl. A	2,000,000	22,680,000

		182,705,500

Real Estate Investment Trusts—3.1%
BioMed Realty Trust, Inc.	1,600,000	29,360,000
ProLogis	2,000,000	27,300,000
Starwood Property Trust, Inc.	800,000	16,168,000

		72,828,000

Thrifts & Mortgage Finance—0.8%
NewAlliance Bancshares, Inc.	1,500,000	19,335,000
Health Care—7.2%
Health Care Equipment & Supplies—1.8%
Hospira, Inc.[1]	700,000	41,636,000
Health Care Providers & Services—3.4%
Aetna, Inc.	850,000	25,381,000
DaVita, Inc.[1]	300,000	21,525,000
Universal Health Services, Inc., Cl. B	800,000	33,016,000

		79,922,000

Life Sciences Tools & Services—1.4%
Thermo Fisher Scientific, Inc.[1]	650,000	33,423,000
Pharmaceuticals—0.6%
Valeant Pharmaceuticals International, Inc.	500,000	13,805,000
Industrials—15.0%
Aerospace & Defense—2.7%
AerCap Holdings NV1	1,135,350	14,657,369
Goodrich Corp.	600,000	49,242,000

		63,899,369

Construction & Engineering—1.0%
Foster Wheeler AG1	1,000,000	23,420,000
Electrical Equipment—1.1%
General Cable Corp.[1]	900,000	25,146,000
Industrial Conglomerates—1.4%
Tyco International Ltd.	875,000	33,495,000
Machinery—5.5%
Ingersoll-Rand plc	850,000	33,413,500
Navistar International Corp.[1]	950,000	45,771,000
WABCO Holdings, Inc.[1]	1,100,000	51,062,000

		130,246,500

Professional Services—1.3%
Towers Watson & Co.,Cl. A	600,000	30,852,000
Road & Rail—1.2%
Hunt (J.B.) Transport Services, Inc.	800,000	28,768,000
Trading Companies & Distributors—0.8%
Aircastle Ltd.	834,060	7,681,693
SeaCube Container Leasing Ltd.[1]	856,800	9,981,720

		17,663,413

Information Technology—10.5%
Communications Equipment—1.3%
Harris Corp.	650,000	29,373,500
Computers & Peripherals—0.3%
Seagate Technology[1]	500,000	7,325,000
Electronic Equipment & Instruments—3.4%
Agilent Technologies,Inc.[1]	1,150,000	40,020,000
Amphenol Corp., Cl. A	400,000	20,052,000
Elster Group SE, ADR[1]	500,000	7,450,000
Sanmina-SCI Corp.[1]	1,000,000	13,180,000

		80,702,000

IT Services—1.6%
TeleTech Holdings, Inc.[1]	2,500,000	37,950,000
Semiconductors & Semiconductor Equipment—2.1%
Lam Research Corp.[1]	500,000	22,895,000
Marvell Technology Group Ltd.[1]	1,300,000	25,103,000

		47,998,000
20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Software—1.8%
Aspen Technology, Inc.[1]	1,709,350	$19,144,720
Electronic Arts, Inc.[1]	1,500,000	23,775,000

		42,919,720

Materials—5.5%
Chemicals—3.8%
Celanese Corp., Series A	1,325,000	47,236,250
Intrepid Potash, Inc.[1]	1,200,000	41,196,000

		88,432,250

Containers & Packaging—0.9%
Owens-Illinois, Inc.[1]	798,950	22,394,569
Metals & Mining—0.8%
Allegheny Technologies, Inc.	347,286	18,298,498
Telecommunication Services—1.1%
Wireless Telecommunication Services—1.1%
NII Holdings, Inc.[1]	600,000	25,086,000
Utilities—7.7%
Electric Utilities—4.6%
Cleco Corp.	1,200,000	37,524,000
NV Energy, Inc.	3,000,000	40,980,000
Pepco Holdings, Inc.	1,500,000	28,890,000

		107,394,000

Gas Utilities—0.8%
AGL Resources, Inc.	500,000	19,630,000
Multi-Utilities—2.3%
CMS Energy Corp.	3,000,000	55,140,000

Total Common Stocks (Cost $1,779,532,460)		2,223,542,819

Investment Companies—5.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%[2,3] (Cost $138,411,479)	138,411,479	138,411,479
Total Investments, at Value (Cost $1,917,943,939)	100.2%	2,361,954,298
Liabilities in Excess of Other Assets	(0.2)	(5,135,755)

Net Assets	100.0%	$2,356,818,543

Footnotes to Statement of Investments

*	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of October 29, 2010.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	98,188,220	1,015,639,193	975,415,934	138,411,479

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$138,411,479	$276,199
21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 29, 2010 based on valuation input level:

		Level 2–	Level 3–
	Level 1–	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$326,345,500	$—	$—	$326,345,500
Consumer Staples	118,288,000	—	—	118,288,000
Energy	193,919,500	—	—	193,919,500
Financials	480,070,000	—	—	480,070,000
Health Care	168,786,000	—	—	168,786,000
Industrials	353,490,282	—	—	353,490,282
Information Technology	246,268,220	—	—	246,268,220
Materials	129,125,317	—	—	129,125,317
Telecommunication Services	25,086,000	—	—	25,086,000
Utilities	182,164,000	—	—	182,164,000
Investment Companies	138,411,479	—	—	138,411,479

Total Assets	$2,361,954,298	$—	$—	$2,361,954,298

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 29, 20101

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,779,532,460)	$2,223,542,819
Affiliated companies (cost $138,411,479)	138,411,479

2,361,954,298
Cash	85,752
Receivables and other assets:
Investments sold	28,551,117
Dividends	544,591
Other	160,150

Total assets	2,391,295,908

Liabilities
Payables and other liabilities:
Investments purchased	21,941,361
Shares of beneficial interest redeemed	10,421,213
Transfer and shareholder servicing agent fees	676,478
Trustees’ compensation	668,388
Distribution and service plan fees	494,527
Shareholder communications	211,251
Other	64,147

Total liabilities	34,477,365

Net Assets	$2,356,818,543

Composition of Net Assets
Par value of shares of beneficial interest	$827,881
Additional paid-in capital	3,049,374,348
Accumulated net investment loss	(670,859)
Accumulated net realized loss on investments and foreign currency transactions	(1,136,723,186)
Net unrealized appreciation on investments	444,010,359

Net Assets	$2,356,818,543

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,573,084,762 and 53,429,813 shares of beneficial interest outstanding)	$29.44
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$31.24

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,846,945 and 4,896,529 shares of beneficial interest outstanding)	$25.29

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $334,710,366 and 13,221,642 shares of beneficial interest outstanding)	$25.32

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $224,131,496 and 7,881,144 shares of beneficial interest outstanding)	$28.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $101,044,974 and 3,358,962 shares of beneficial interest outstanding)	$30.08
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 29, 20101

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $106,720)	$27,752,612
Affiliated companies	276,199
Interest	633
Other income	43,798

Total investment income	28,073,242

Expenses
Management fees	16,064,441
Distribution and service plan fees:
Class A	4,020,468
Class B	1,311,039
Class C	3,367,936
Class N	1,134,544
Transfer and shareholder servicing agent fees:
Class A	5,965,429
Class B	776,437
Class C	1,272,173
Class N	1,013,470
Class Y	279,341
Shareholder communications:
Class A	314,076
Class B	70,594
Class C	85,832
Class N	17,555
Class Y	11,695
Trustees’ compensation	60,414
Custodian fees and expenses	16,217
Other	238,205

Total expenses	36,019,866
Less waivers and reimbursements of expenses	(1,016,707)

Net expenses	35,003,159

Net Investment Loss	(6,929,917)

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	220,200,194
Foreign currency transactions	45,563

Net realized gain	220,245,757
Net change in unrealized appreciation/depreciation on investments	237,312,219

Net Increase in Net Assets Resulting from Operations	$450,628,059

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2010[1]	2009

Operations
Net investment loss	$(6,929,917)	$(469,964)
Net realized gain (loss)	220,245,757	(857,604,828)
Net change in unrealized appreciation/depreciation	237,312,219	1,275,311,700

Net increase in net assets resulting from operations	450,628,059	417,236,908

Dividends and/or Distributions to Shareholders
Tax return of capital distribution:
Class A	—	(713,563)
Class B	—	(71,905)
Class C	—	(174,171)
Class N	—	(96,466)
Class Y	—	(40,078)

	—	(1,096,183)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(338,346,157)	(154,843,273)
Class B	(35,544,512)	(19,888,822)
Class C	(48,402,350)	(47,711,144)
Class N	(35,991,716)	(9,538,056)
Class Y	6,565,403	(13,735,008)

	(451,719,332)	(245,716,303)

Net Assets
Total increase (decrease)	(1,091,273)	170,424,422
Beginning of period	2,357,909,816	2,187,485,394

End of period (including accumulated net investment loss of $670,859 and $689,843, respectively)	$2,356,818,543	$2,357,909,816

1.	October 29, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.35	$19.90	$42.78	$36.95	$33.08

Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	.03	.02	(.08)	.05
Net realized and unrealized gain (loss)	5.12	4.43	(19.19)	7.97	5.69

Total from investment operations	5.09	4.46	(19.17)	7.89	5.74

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(3.71)	(2.06)	(1.87)
Tax return of capital distribution	—	(.01)	—	—	—

Total dividends and/or distributions to shareholders	—	(.01)	(3.71)	(2.06)	(1.87)

Net asset value, end of period	$29.44	$24.35	$19.90	$42.78	$36.95

Total Return, at Net Asset Value[3]	20.90%	22.43%	(48.93)%	22.18%	18.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,573,085	$1,604,830	$1,476,752	$3,530,371	$2,343,715

Average net assets (in thousands)	$1,642,391	$1,421,837	$2,688,839	$3,150,544	$1,884,099

Ratios to average net assets:[4]
Net investment income (loss)	(0.13)%	0.13%	0.06%	(0.19)%	0.13%
Total expenses[5]	1.29%	1.46%	1.16%	1.08%	1.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.32%	1.16%	1.08%	1.14%

Portfolio turnover rate	71%	99%	94%	115%	136%

1.	October 29, 2010 represents the last day of the Fund’s fiscal year. See Note 1 of accompanying Notes to Financial Statements.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%
Year Ended October 31, 2008	1.16%
Year Ended October 31, 2007	1.08%
Year Ended October 31, 2006	1.14%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$21.08	$17.37	$38.10	$33.38	$30.29

Income (loss) from investment operations:
Net investment loss[2]	(.22)	(.12)	(.22)	(.36)	(.22)
Net realized and unrealized gain (loss)	4.43	3.84	(16.80)	7.14	5.18

Total from investment operations	4.21	3.72	(17.02)	6.78	4.96

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(3.71)	(2.06)	(1.87)
Tax return of capital distribution	—	(.01)	—	—	—

Total dividends and/or distributions to shareholders	—	(.01)	(3.71)	(2.06)	(1.87)

Net asset value, end of period	$25.29	$21.08	$17.37	$38.10	$33.38

Total Return, at Net Asset Value[3]	19.97%	21.44%	(49.34)%	21.18%	17.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,847	$135,576	$132,365	$367,688	$327,908

Average net assets (in thousands)	$131,255	$123,578	$256,533	$370,633	$307,618

Ratios to average net assets:[4]
Net investment loss	(0.91)%	(0.67)%	(0.75)%	(1.00)%	(0.71)%
Total expenses[5]	2.31%	2.49%	1.96%	1.90%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.13%	1.96%	1.90%	1.97%

Portfolio turnover rate	71%	99%	94%	115%	136%

1.	October 29, 2010 represents the last day of the Fund’s fiscal year. See Note 1 of accompanying Notes to Financial Statements.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%
Year Ended October 31, 2008	1.96%
Year Ended October 31, 2007	1.90%
Year Ended October 31, 2006	1.97%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$21.10	$17.38	$38.10	$33.36	$30.25

Income (loss) from investment operations:
Net investment loss[2]	(.21)	(.11)	(.20)	(.34)	(.20)
Net realized and unrealized gain (loss)	4.43	3.84	(16.81)	7.14	5.18

Total from investment operations	4.22	3.73	(17.01)	6.80	4.98

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(3.71)	(2.06)	(1.87)
Tax return of capital distribution	—	(.01)	—	—	—

Total dividends and/or distributions to shareholders	—	(.01)	(3.71)	(2.06)	(1.87)

Net asset value, end of period	$25.32	$21.10	$17.38	$38.10	$33.36

Total Return, at Net Asset Value[3]	20.00%	21.48%	(49.30)%	21.25%	17.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$334,710	$322,950	$318,189	$812,430	$542,273

Average net assets (in thousands)	$336,938	$291,243	$598,093	$725,723	$429,214

Ratios to average net assets:[4]
Net investment loss	(0.89)%	(0.62)%	(0.70)%	(0.95)%	(0.64)%
Total expenses[5]	2.07%	2.24%	1.91%	1.84%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.08%	1.91%	1.84%	1.92%

Portfolio turnover rate	71%	99%	94%	115%	136%

1.	October 29, 2010 represents the last day of the Fund’s fiscal year. See Note 1 of accompanying Notes to Financial Statements.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%
Year Ended October 31, 2008	1.91%
Year Ended October 31, 2007	1.84%
Year Ended October 31, 2006	1.92%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$23.58	$19.31	$41.75	$36.24	$32.58

Income (loss) from investment operations:
Net investment loss[2]	(.10)	(.02)	(.09)	(.22)	(.08)
Net realized and unrealized gain (loss)	4.96	4.30	(18.64)	7.79	5.61

Total from investment operations	4.86	4.28	(18.73)	7.57	5.53

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(3.71)	(2.06)	(1.87)
Tax return of capital distribution	—	(.01)	—	—	—

Total dividends and/or distributions to shareholders	—	(.01)	(3.71)	(2.06)	(1.87)

Net asset value, end of period	$28.44	$23.58	$19.31	$41.75	$36.24

Total Return, at Net Asset Value[3]	20.61%	22.19%	(49.10)%	21.71%	17.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$224,132	$218,401	$187,639	$397,075	$229,340

Average net assets (in thousands)	$227,923	$192,372	$320,483	$325,526	$171,305

Ratios to average net assets:[4]
Net investment loss	(0.38)%	(0.09)%	(0.29)%	(0.55)%	(0.22)%
Total expenses[5]	1.62%	1.86%	1.56%	1.45%	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.54%	1.50%	1.45%	1.50%

Portfolio turnover rate	71%	99%	94%	115%	136%

1.	October 29, 2010 represents the last day of the Fund’s fiscal year. See Note 1 of accompanying Notes to Financial Statements.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%
Year Ended October 31, 2008	1.56%
Year Ended October 31, 2007	1.45%
Year Ended October 31, 2006	1.50%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class Y Year Ended October 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$24.79	$20.18	$43.17	$37.14	$33.08

Income (loss) from investment operations:
Net investment income[2]	.06	.12	.14	.07	.26
Net realized and unrealized gain (loss)	5.23	4.50	(19.42)	8.02	5.67

Total from investment operations	5.29	4.62	(19.28)	8.09	5.93

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	—	(3.71)	(2.06)	(1.87)
Tax return of capital distribution	—	(.01)	—	—	—

Total dividends and/or distributions to shareholders	—	(.01)	(3.71)	(2.06)	(1.87)

Net asset value, end of period	$30.08	$24.79	$20.18	$43.17	$37.14

Total Return, at Net Asset Value[3]	21.34%	22.91%	(48.73)%	22.63%	18.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,045	$76,153	$72,540	$93,996	$35,638

Average net assets (in thousands)	$120,886	$76,732	$93,084	$63,467	$12,164

Ratios to average net assets:[4]
Net investment income	0.21%	0.57%	0.43%	0.18%	0.76%
Total expenses[5]	0.91%	0.93%	0.76%	0.72%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.92%	0.76%	0.72%	0.68%

Portfolio turnover rate	71%	99%	94%	115%	136%

1.	October 29, 2010 represents the last day of the Fund’s fiscal year. See Note 1 of accompanying Notes to Financial Statements.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	0.91%
Year Ended October 31, 2009	0.94%
Year Ended October 31, 2008	0.76%
Year Ended October 31, 2007	0.72%
Year Ended October 31, 2006	0.68%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since October 29, 2010 represents the last day during the Fund’s fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated
32 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield
33 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
34 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$1,089,892,017	$397,173,067

1.	As of October 29, 2010, the Fund had $1,089,892,017 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 29, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$250,920,980
2017	838,971,037

Total	$1,089,892,017

2.	During the fiscal year ended October 29, 2010, the Fund utilized $209,194,342 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 29, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Reduction to	Net Investment	Net Realized
Paid-in Capital	Loss	Loss on Investments

$7,105,860	$6,948,901	$156,959
35 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended October 29, 2010 and October 31, 2009 was as follows:

	Year Ended	Year Ended
	October 29, 2010	October 31, 2009

Distributions paid from:
Return of capital	$—	$1,096,183
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,964,781,231

Gross unrealized appreciation	$424,223,698
Gross unrealized depreciation	(27,050,631)

Net unrealized appreciation	$397,173,067

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 29, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$15,004
Payments Made to Retired Trustees	56,823
Accumulated Liability as of October 29, 2010	553,132
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of
36 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
37 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 29, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	9,661,089	$261,627,891	17,697,341	$356,580,088
Dividends and/or distributions reinvested	—	—	37,357	628,715
Redeemed	(22,132,365)	(599,974,048)	(26,036,406)	(512,052,076)[1]

Net decrease	(12,471,276)	$(338,346,157)	(8,301,708)	$(154,843,273)

Class B
Sold	611,249	$14,348,577	1,336,473	$23,405,333
Dividends and/or distributions reinvested	—	—	4,405	64,673
Redeemed	(2,144,756)	(49,893,089)	(2,530,800)	(43,358,828)[1]

Net decrease	(1,533,507)	$(35,544,512)	(1,189,922)	$(19,888,822)

Class C
Sold	2,046,959	$48,009,904	3,203,323	$56,672,219
Dividends and/or distributions reinvested	—	—	8,666	127,216
Redeemed	(4,132,081)	(96,412,254)	(6,218,138)	(104,510,579)[1]

Net decrease	(2,085,122)	$(48,402,350)	(3,006,149)	$(47,711,144)

Class N
Sold	2,294,777	$60,041,213	3,721,546	$72,062,739
Dividends and/or distributions reinvested	—	—	4,788	78,185
Redeemed	(3,675,740)	(96,032,929)	(4,179,155)	(81,678,980)[1]

Net decrease	(1,380,963)	$(35,991,716)	(452,821)	$(9,538,056)

Class Y
Sold	4,182,885	$113,698,440	2,526,104	$51,589,183
Dividends and/or distributions reinvested	—	—	2,118	36,150
Redeemed	(3,895,357)	(107,133,037)	(3,051,173)	(65,360,341)[1]

Net increase (decrease)	287,528	$6,565,403	(522,951)	$(13,735,008)

1.	Net of redemption fees of $14,378, $1,264, $2,957, $1,846 and $832 for Class A, Class B, Class C, Class N and Class Y, respectively.
38 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 29, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,646,726,435	$2,198,708,055
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 29, 2010, the Fund paid $8,438,438 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate
39 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class C	$8,450,518
Class N	4,370,555
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 29, 2010	$366,176	$137	$263,197	$24,007	$3,489
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 29, 2010, the Manager waived fees and/or reimbursed the Fund $117,491 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 29, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$257,982
Class B	316,954
Class C	102,689
Class N	215,392
Class Y	6,199
40 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
41 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives
42 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$48,155
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     During the year ended October 29, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $382,931 and $204,913, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of October 29, 2010, the Fund had no outstanding forward contracts.
43 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     In March 2010, what is claimed to be a derivative action on behalf of the Trust was filed in federal district court against the Distributor and several of the Trust’s current and retired Trustees. The suit alleges that asset-based payments made under the Fund’s 12b-1 Plans or by the Distributor to broker dealers with respect to shares of the Trust (including shares of the Fund) held in accounts of the broker-dealers for their customers are impermissible. The plaintiffs seek termination of such payments, restitution and unspecified damages from the Trust’s Trustees, other equitable relief and an award of attorneys’ fees and litigation expenses.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former
44 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
45 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (one of the portfolios constituting the Oppenheimer Quest for Value Funds), including the statement of investments, as of October 29, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 29, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 29, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2010
46 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
47 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that
48 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap core funds. The Board noted that the Fund’s one-year and ten-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap core funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its peer group median and average. The Fund’s total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in
49 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
50 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
51 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educa- tional institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
52 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2009) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of
53 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and invest- ment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital
54 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Damian, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

John Damian, Vice President and Portfolio Manager (since 2001) Age: 42	Senior Vice President and Director of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001- February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company sub- sidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.
55 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
56 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND
A Series of Oppenheimer Quest For Value Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc All rights reserved.
57 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
58 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
59 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $70,900 in fiscal 2010 and $70,900 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2010 and no such fees in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $321,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $48,113 in fiscal 2010 and $24,400 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $371,513 in fiscal 2010 and $293,940 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/29/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	12/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	12/07/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	12/07/2010